                       ---------------------------------
                                $1,750,000,000
                                 ContiMortgage
                         Home Equity Loan Trust 1998-2
                       --------------------------------
                            Computational Materials



[LOGO]  Merrill Lynch                 1
-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

The attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Merrill Lynch, the issuer of the securities nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.


[LOGO]  Merrill Lynch                 2
-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-2
------------------------------------------------------------------------------------------------------------------------------------
                                                      Computational Materials
----------- ---------- --------------------------- ----------------- ------------------ ------------ ------------------ -----------
                                                                                           Final
                                                   Expected Ratings                      Scheduled
              Class                                (Moody's/Fitch/        Average         Payment         Payment           Day
 Class(1)     Size            Tranche Type               S&P)           Life (2,3)         Date        Window (2,3)        Count
             ($ MM)
=========== ========== =========================== ================= ================== =========== =================== ===========
   A-1       $114.00              2a-7              P-1/A-1+/F-1+     0.28 years/MAT     6/15/99    07/98-12/98 /  6 mo.  Act/360
  A-2(4)      425.00      Fixed Sequential PAC       Aaa/AAA/AAA      1.01 years/MAT     3/15/13    01/99-01/00 / 13 mo.   30/360
  A-3(4)      275.00      Fixed Sequential PAC       Aaa/AAA/AAA      2.02 years/MAT     3/15/13    01/00-01/01 / 13 mo.   30/360
   A-4        185.00      Fixed Sequential PAC       Aaa/AAA/AAA      3.02 years/MAT     1/15/14    01/01-03/02 / 15 mo.   30/360
  A-5(5)       90.00      Fixed Sequential PAC       Aaa/AAA/AAA      4.05 years/MAT     9/15/16    03/02-12/02 / 10 mo.   30/360
  A-6(5)       97.00      Fixed Sequential PAC       Aaa/AAA/AAA      5.10 years/MAT     11/15/19   12/02-05/04 / 18 mo.   30/360
  A-7(5)      100.60      Fixed Sequential PAC       Aaa/AAA/AAA      7.51 years/MAT     3/15/23    05/04-02/09 / 58 mo.   30/360
A-8(5)(6)     235.00       Floater Companion         Aaa/AAA/AAA      5.18 years/CALL    6/15/28    12/98-08/05 / 81 mo.  Act/360
  A-9(5)      158.40        Group II Floater         Aaa/AAA/AAA      2.47 years/CALL    6/15/28    07/98-08/05 / 86 mo.  Act/360
 B-1F(5)       70.00       Fixed Subordinate        Baa3/BBB/BBB-     5.08 years/MAT     7/15/29    07/01-02/08 / 80 mo.   30/360
A-10 IO(6)     --            Interest Only           Aaa/AAA/AAAr   1.21 years Mod.Dur.             07/98-12/00 / 30 mo.   30/360
----------- ---------- --------------------------- ---------------  ------------------- ----------- ------------------- -----------
  Total      $1,750                --                     --                --              --              --              --
----------- ---------- --------------------------- ---------------  ------------------- ----------- ------------------- -----------

(1) Classes A-1 through A-8 are backed by the combined cash flow from the Fixed Rate Home Equity Loans and the Group I Adjustable Rate Home Equity Loans (Group I Collateral). Class A-9 is backed by the cash flow from the Group II Adjustable Rate Home Equity Loans (Group II Collateral).
(2)  See "Pricing Prepayment Speed" below.
(3) Fixed Rate tranches are priced to maturity. Class A-8 Certificates and Class A-9 Certificates are priced to call. The spread on the Class A-8 Certificates increases 5 bps to LIBOR plus 30 bps after the clean-up call date. The spread on the Class A-9 Certificates doubles after the clean-up call date.
(4) The Class A-2 and/or A-3 Certificates may be swapped to a 1 Mo. LIBOR floater. The Class A-2 and/or A-3 Certificates would be deposited into a Grantor Trust. The Grantor Trust would enter a swap agreement with a swap counterparty. Pursuant to the swap agreement, the swap counterparty would receive a fixed rate from the Grantor Trust and would pay 1 Mo. LIBOR on the outstanding principal balance of the Class A-2 and/or A-3 Certificates. The Grantor Trust would issue a 1 Mo. LIBOR floating rate certificate based upon the outstanding principal balance of the Class A-2 and/or A-3 Certificates for purchase by investors. MBIA will provide an insurance policy to wrap the Grantor Trust Certificates and the swap payments from the swap counterparty.
(5)  See "Available Funds Cap" below.
(6)  The Class A-8 and the Class A-10 IO will be sole managed by Merrill Lynch.

Seller and Servicer:        ContiMortgage Corporation

Trustee:                    Manufacturers and Traders Trust Company

Managers:                   Merrill Lynch (lead manager), ContiFinancial
                            Services Corporation, Bear Stearns, Credit Suisse
                            First Boston, Greenwich Capital Markets, Morgan
                            Stanley Dean Witter, Nomura Securities (co-managers)

Structure:                  o The Class A-1 Certificates will be fixed rate 2a-7
                              securities.
                            o The Class A-2 through A-7 Certificates will be
                              fixed rate Planned Amortization Class ("PAC") Certificates. The PAC classes will pay principal according to the amortization schedule specified below.
                            o The Class A-8 Certificates will be floating rate
                              certificates and will be a companion class to the PAC classes in terms of principal repayment.
                            o The Class A-1 through A-8 Certificates will be
                              supported by the Fixed Rate Home Equity Loans and the Group I Adjustable Rate Home Equity Loans (Group I Collateral).
                            o The Class A-9 Floating Rate Certificates will be
                              triple-A rated and will not be a companion class.
                            o The Class A-9 Certificates will be supported by
                              the Group II Adjustable Rate Home Equity Loans (Group II Collateral).
                            o All of the Class A Certificates will be rated
                              triple-A.
                            o The Class B-1F Certificates will be fixed-rate,
                              subordinate certificates and will not be a PAC class. The Class B-1F Certificates will provide credit support to the triple-A Fixed and Floating Rate Certificates. The Class B-1F Certificates will be supported by both Group I and Group II Collateral.

PAC Bands:                  PAC prepayment bands:
                            FRMs - 125% FRM PPC to 175% FRM PPC
                            ARMs - 95% ARM PPC to 130% ARM PPC

Pricing Prepayment Speed:   Fixed Rate Collateral
                            130% of the prepayment assumption (the "FRM PPC") will be applied to the Fixed Rate Collateral for pricing purposes. 100% PPC for the Fixed Rate
                            Collateral describes prepayments starting at 4.0%
                            CPR in month 1, increasing by 1.4545% CPR per month to 20% CPR in month 12, and remaining at 20%
                            CPR thereafter.

                            Adjustable Rate Collateral
                            100% of the prepayment assumption (the "ARM PPC") will be applied to the Adjustable Rate Collateral for pricing purposes. 100% PPC for the Adjustable Rate Collateral describes prepayments starting at 4.0% CPR in month 1, increasing by 1.8235% CPR per month to 35% CPR in month 18, and remaining at 35% CPR thereafter.


[LOGO]  Merrill Lynch                 3
-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-2
-------------------------------------------------------------------------------
                            Computational Materials

Statistical Calculation Date     Close of Business May 18, 1998.

Cut-Off Date                     Close of Business June 17, 1998.

Expected Pricing Date:           June 9, 1998.

Expected Settlement:             June 29, 1998 through DTC, Euroclear or CEDEL.

Accrued Interest:                Class A-2 through Class A-7, Class A-10IO: 11
                                 days (as of 6/18/98). (If swapped, Class A-2 and Class A-3 would have the following features: Dated Date - 6/29/98, Accrued
                                 Interest Days - 0, Delay Days - 0, Day Count
                                 Convention - 30/360.)

 Class A-1, Class A-8, Class A-9: 0 days
         (as of 6/29/98).

Distribution Dates:              The 15th of each month, beginning July, 1998.

Optional Call:                   10% Clean-up call (10% of original aggregate
                                 Group I and Group II Home Equity Loan
                                 balances).

Step-up Coupon:                  The Pass-Through Rate for the Class A-8
                                 Certificates will equal (i) for any Payment
                                 Date prior to the Clean-Up Call Date 1 Mo.
                                 LIBOR plus 0.25% per annum, and (ii) for any Payment Date thereafter, 1 Mo. LIBOR plus
                                 0.30% per annum, subject to the Group I
                                 Available Funds Cap.

                                 The Pass-Through Rate for the Class A-9
                                 Certificates will equal (i) for any Payment
                                 Date prior to the Clean-Up Call Date 1 Mo.
                                 LIBOR plus [ ]% per annum, and (ii) for any Payment Date thereafter, 1 Mo. LIBOR plus 2X [ ]% per annum, subject to the Group II Available Funds Cap.

Available Funds Cap:             Group I Available Funds Cap

                                 The Class A-8 Certificates will be subject to an available funds cap equal to the weighted average coupon rate of the aggregate Fixed and Group I Adjustable Rate Home Equity Loans less the sum of: (a) an amount, expressed as an annual percentage rate across the aggregate Group I Collateral pool balance, equal to the sum of the Servicing Fee, the Trustee Fee, the Certificate Insurer Fee, in each case due with respect to the related period and (b) commencing with the 7th Payment Date, a 0.50% credit enhancement carve out and (c) for the first 30 Payment Dates only the product of (i) [6.50]% per annum and (ii) the Class A-10 IO Notional Principal Amount divided by the aggregate Group I pool balance. In addition, the Classes A-5 through A-7 may be subject to the Group I Available Funds Cap.

                                 Group II Available Funds Cap

                                 The Class A-9 Certificates will be subject to an available funds cap equal to the weighted average coupon rate of the Group II Adjustable Rate Home Equity Loans less the sum of: (a) an amount, expressed as an annual percentage rate across the aggregate Group II Collateral pool balance, equal to the sum of the Servicing Fee, the Trustee Fee, the Certificate Insurer Fee, in each case due with respect to the related period, and (b) commencing with the 7th Payment Date, a 0.50% credit enhancement carve out.

                                 Class B Available Funds Cap

                                 The Pass-Through Rate for the Class B-1F
                                 Certificates will equal the lesser of (a) the Pass-Through Rate for such Class, and (b) the lesser of the Group I and Group II Available Funds Cap.

Tax Status:                      REMIC

ERISA Eligibility:               The Class A certificates are ERISA eligible.

SMMEA Eligibility:               None of the offered certificates are SMMEA
                                 eligible.

IO: The Class A-10 IO Certificates do not have a Certificate Principal Balance but will accrue interest on their Notional Amount. The "Notional Amount" of the Class A-10 IO Certificates will equal (a) on any Payment Date on or prior to the 30th Payment Date, the aggregate Certificate Principal Balance of the Class A-6 and A-7 Certificates and (b) after the 30th Payment Date, zero.



[LOGO]  Merrill Lynch                 4
-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-2
-------------------------------------------------------------------------------
                            Computational Materials

PAC Schedule

                                           Principal Balance
            --------------- -------------- ---------------- --------------- -------------- ---------------
  Period      Class A-2       Class A-3       Class A-4       Class A-5       Class A-6      Class A-7
            --------------- -------------- ---------------- --------------- -------------- ---------------
    0       425,000,000.00  275,000,000.00  185,000,000.00   90,000,000.00  97,000,000.00  100,600,000.00
    1       425,000,000.00  275,000,000.00  185,000,000.00   90,000,000.00  97,000,000.00  100,600,000.00
    2       425,000,000.00  275,000,000.00  185,000,000.00   90,000,000.00  97,000,000.00  100,600,000.00
    3       425,000,000.00  275,000,000.00  185,000,000.00   90,000,000.00  97,000,000.00  100,600,000.00
    4       425,000,000.00  275,000,000.00  185,000,000.00   90,000,000.00  97,000,000.00  100,600,000.00
    5       425,000,000.00  275,000,000.00  185,000,000.00   90,000,000.00  97,000,000.00  100,600,000.00
    6       425,000,000.00  275,000,000.00  185,000,000.00   90,000,000.00  97,000,000.00  100,600,000.00
    7       391,928,341.31  275,000,000.00  185,000,000.00   90,000,000.00  97,000,000.00  100,600,000.00
    8       356,818,025.31  275,000,000.00  185,000,000.00   90,000,000.00  97,000,000.00  100,600,000.00
    9       319,670,185.61  275,000,000.00  185,000,000.00   90,000,000.00  97,000,000.00  100,600,000.00
    10      283,147,996.41  275,000,000.00  185,000,000.00   90,000,000.00  97,000,000.00  100,600,000.00
    11      247,101,022.87  275,000,000.00  185,000,000.00   90,000,000.00  97,000,000.00  100,600,000.00
    12      211,170,687.65  275,000,000.00  185,000,000.00   90,000,000.00  97,000,000.00  100,600,000.00
    13      175,693,395.28  275,000,000.00  185,000,000.00   90,000,000.00  97,000,000.00  100,600,000.00
    14      143,377,613.24  275,000,000.00  185,000,000.00   90,000,000.00  97,000,000.00  100,600,000.00
    15      112,072,621.72  275,000,000.00  185,000,000.00   90,000,000.00  97,000,000.00  100,600,000.00
    16       81,583,090.35  275,000,000.00  185,000,000.00   90,000,000.00  97,000,000.00  100,600,000.00
    17       51,887,516.45  275,000,000.00  185,000,000.00   90,000,000.00  97,000,000.00  100,600,000.00
    18       22,964,975.16  275,000,000.00  185,000,000.00   90,000,000.00  97,000,000.00  100,600,000.00
    19                0.00  269,795,103.52  185,000,000.00   90,000,000.00  97,000,000.00  100,600,000.00
    20                0.00  242,358,085.04  185,000,000.00   90,000,000.00  97,000,000.00  100,600,000.00
    21                0.00  215,634,634.67  185,000,000.00   90,000,000.00  97,000,000.00  100,600,000.00
    22                0.00  189,605,984.24  185,000,000.00   90,000,000.00  97,000,000.00  100,600,000.00
    23                0.00  164,270,002.00  185,000,000.00   90,000,000.00  97,000,000.00  100,600,000.00
    24                0.00  139,591,783.66  185,000,000.00   90,000,000.00  97,000,000.00  100,600,000.00
    25                0.00  115,554,073.93  185,000,000.00   90,000,000.00  97,000,000.00  100,600,000.00
    26                0.00   92,140,078.15  185,000,000.00   90,000,000.00  97,000,000.00  100,600,000.00
    27                0.00   69,333,449.73  185,000,000.00   90,000,000.00  97,000,000.00  100,600,000.00
    28                0.00   47,118,277.92  185,000,000.00   90,000,000.00  97,000,000.00  100,600,000.00
    29                0.00   25,479,075.93  185,000,000.00   90,000,000.00  97,000,000.00  100,600,000.00
    30                0.00    4,400,769.38  185,000,000.00   90,000,000.00  97,000,000.00  100,600,000.00
    31                0.00            0.00  168,868,685.06   90,000,000.00  97,000,000.00  100,600,000.00
    32                0.00            0.00  148,868,540.04   90,000,000.00  97,000,000.00  100,600,000.00
    33                0.00            0.00  129,386,431.03   90,000,000.00  97,000,000.00  100,600,000.00
    34                0.00            0.00  110,413,466.24   90,000,000.00  97,000,000.00  100,600,000.00
    35                0.00            0.00   91,931,543.75   90,000,000.00  97,000,000.00  100,600,000.00
    36                0.00            0.00   74,078,082.26   90,000,000.00  97,000,000.00  100,600,000.00
    37                0.00            0.00   74,078,082.26   90,000,000.00  97,000,000.00  100,600,000.00
    38                0.00            0.00   74,078,082.26   90,000,000.00  97,000,000.00  100,600,000.00
    39                0.00            0.00   64,092,163.67   90,000,000.00  97,000,000.00  100,600,000.00
    40                0.00            0.00   50,174,945.22   90,000,000.00  97,000,000.00  100,600,000.00
    41                0.00            0.00   37,197,955.18   90,000,000.00  97,000,000.00  100,600,000.00
    42                0.00            0.00   24,715,174.33   90,000,000.00  97,000,000.00  100,600,000.00
    43                0.00            0.00   12,707,588.81   90,000,000.00  97,000,000.00  100,600,000.00
    44                0.00            0.00    1,156,927.64   90,000,000.00  97,000,000.00  100,600,000.00
    45                0.00            0.00            0.00   80,045,633.13  97,000,000.00  100,600,000.00
    46                0.00            0.00            0.00   69,356,832.47  97,000,000.00  100,600,000.00
    47                0.00            0.00            0.00   59,074,310.49  97,000,000.00  100,600,000.00
    48                0.00            0.00            0.00   49,182,483.50  97,000,000.00  100,600,000.00
    49                0.00            0.00            0.00   39,666,374.26  97,000,000.00  100,600,000.00
    50                0.00            0.00            0.00   30,511,587.88  97,000,000.00  100,600,000.00
    51                0.00            0.00            0.00   21,704,288.78  97,000,000.00  100,600,000.00
    52                0.00            0.00            0.00   13,231,178.51  97,000,000.00  100,600,000.00
    53                0.00            0.00            0.00    5,079,474.53  97,000,000.00  100,600,000.00
    54                0.00            0.00            0.00            0.00  94,236,889.82  100,600,000.00
    55                0.00            0.00            0.00            0.00  86,691,613.31  100,600,000.00
    56                0.00            0.00            0.00            0.00  79,432,291.11  100,600,000.00
    57                0.00            0.00            0.00            0.00  72,448,008.51  100,600,000.00
    58                0.00            0.00            0.00            0.00  65,732,849.15  100,600,000.00
    59                0.00            0.00            0.00            0.00  59,271,866.10  100,600,000.00
    60                0.00            0.00            0.00            0.00  53,055,374.34  100,600,000.00

[LOGO]  Merrill Lynch                 5
-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-2
-------------------------------------------------------------------------------
                            Computational Materials

PAC Schedule

                                          Principal Balance
           --------------------------------------------------------------------------------------------
 Period      Class A-2     Class A-3      Class A-4       Class A-5       Class A-6       Class A-7
           --------------------------------------------------------------------------------------------
    61               0.00          0.00             0.00           0.00    47,074,062.38 100,600,000.00
    62               0.00          0.00             0.00           0.00    41,318,977.59 100,600,000.00
    63               0.00          0.00             0.00           0.00    35,781,512.13 100,600,000.00
    64               0.00          0.00             0.00           0.00    30,453,389.47 100,600,000.00
    65               0.00          0.00             0.00           0.00    25,326,651.39 100,600,000.00
    66               0.00          0.00             0.00           0.00    20,393,645.58 100,600,000.00
    67               0.00          0.00             0.00           0.00    15,647,013.66 100,600,000.00
    68               0.00          0.00             0.00           0.00    11,079,679.71 100,600,000.00
    69               0.00          0.00             0.00           0.00     6,684,839.28 100,600,000.00
    70               0.00          0.00             0.00           0.00     2,455,948.79 100,600,000.00
    71               0.00          0.00             0.00           0.00             0.00  98,986,715.37
    72               0.00          0.00             0.00           0.00             0.00  95,071,087.14
    73               0.00          0.00             0.00           0.00             0.00  91,303,243.80
    74               0.00          0.00             0.00           0.00             0.00  87,677,587.68
    75               0.00          0.00             0.00           0.00             0.00  84,188,735.06
    76               0.00          0.00             0.00           0.00             0.00  80,831,507.91
    77               0.00          0.00             0.00           0.00             0.00  77,600,925.89
    78               0.00          0.00             0.00           0.00             0.00  74,492,198.72
    79               0.00          0.00             0.00           0.00             0.00  71,500,718.81
    80               0.00          0.00             0.00           0.00             0.00  68,622,054.21
    81               0.00          0.00             0.00           0.00             0.00  65,851,941.82
    82               0.00          0.00             0.00           0.00             0.00  63,186,280.88
    83               0.00          0.00             0.00           0.00             0.00  60,621,126.68
    84               0.00          0.00             0.00           0.00             0.00  58,075,880.32
    85               0.00          0.00             0.00           0.00             0.00  55,380,897.81
    86               0.00          0.00             0.00           0.00             0.00  52,787,401.52
    87               0.00          0.00             0.00           0.00             0.00  50,291,564.37
    88               0.00          0.00             0.00           0.00             0.00  47,889,704.57
    89               0.00          0.00             0.00           0.00             0.00  45,578,280.01
    90               0.00          0.00             0.00           0.00             0.00  43,353,882.94
    91               0.00          0.00             0.00           0.00             0.00  41,213,234.80
    92               0.00          0.00             0.00           0.00             0.00  39,153,181.25
    93               0.00          0.00             0.00           0.00             0.00  37,170,687.43
    94               0.00          0.00             0.00           0.00             0.00  35,262,833.38
    95               0.00          0.00             0.00           0.00             0.00  33,426,809.66
    96               0.00          0.00             0.00           0.00             0.00  31,659,913.09
    97               0.00          0.00             0.00           0.00             0.00  29,959,542.71
    98               0.00          0.00             0.00           0.00             0.00  28,323,195.89
    99               0.00          0.00             0.00           0.00             0.00  26,748,464.55
    100              0.00          0.00             0.00           0.00             0.00  25,233,031.56
    101              0.00          0.00             0.00           0.00             0.00  23,774,667.29
    102              0.00          0.00             0.00           0.00             0.00  22,371,226.25
    103              0.00          0.00             0.00           0.00             0.00  21,020,643.91
    104              0.00          0.00             0.00           0.00             0.00  19,720,933.60
    105              0.00          0.00             0.00           0.00             0.00  18,470,183.57
    106              0.00          0.00             0.00           0.00             0.00  17,266,554.10
    107              0.00          0.00             0.00           0.00             0.00  16,108,274.82
    108              0.00          0.00             0.00           0.00             0.00  14,993,642.03
    109              0.00          0.00             0.00           0.00             0.00  13,921,016.19
    110              0.00          0.00             0.00           0.00             0.00  12,888,819.49
    111              0.00          0.00             0.00           0.00             0.00  11,895,533.49
    112              0.00          0.00             0.00           0.00             0.00  10,939,696.88
    113              0.00          0.00             0.00           0.00             0.00  10,019,903.32
    114              0.00          0.00             0.00           0.00             0.00   9,134,799.36
    115              0.00          0.00             0.00           0.00             0.00   8,288,748.78
    116              0.00          0.00             0.00           0.00             0.00   7,474,477.27
    117              0.00          0.00             0.00           0.00             0.00   6,690,794.91
    118              0.00          0.00             0.00           0.00             0.00   5,936,556.40
    119              0.00          0.00             0.00           0.00             0.00   5,210,659.40
    120              0.00          0.00             0.00           0.00             0.00   4,512,042.89
    121              0.00          0.00             0.00           0.00             0.00   3,839,685.62
    122              0.00          0.00             0.00           0.00             0.00   3,192,604.60
    123              0.00          0.00             0.00           0.00             0.00   2,569,853.68
    124              0.00          0.00             0.00           0.00             0.00   1,970,522.13
    125              0.00          0.00             0.00           0.00             0.00   1,393,733.35
    126              0.00          0.00             0.00           0.00             0.00     838,643.53
    127              0.00          0.00             0.00           0.00             0.00     304,440.47
    128              0.00          0.00             0.00           0.00             0.00           0.00


[LOGO]  Merrill Lynch                 6
-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-2
-------------------------------------------------------------------------------
                            Computational Materials

Credit Enhancement for Fixed and Floating Rate Certificates

o   Class A1-A9 Credit Enhancement:
    1. Excess cash;
    2. Overcollateralization building up to a requirement of 1.45% of the aggregate original loan balance;
    3. Subordination of Class B-1F certificates, totaling 4.0% of the aggregate original loan balance;
    4. MBIA surety wrap.

o   Class B-1F Credit Enhancement:
    1. Excess cash;
    2. Overcollateralization building up to a requirement of 1.45% of the aggregate original loan balance.

(1) Excess Cash

Excess cash will equal the difference between the interest payments received on the aggregate home equity loans net of the Servicing Fee, Certificate Insurer Fee, Trustee Fee, and Certificate Interest.

(2) Overcollateralization

    1. Before the Stepdown Date, overcollateralization initially builds to 1.45% of the aggregate original loan balance of the Group I and Group II Collateral (subject to the MBIA performance triggers);

    2. On and after the Stepdown Date, and so long as no trigger event is in effect, the overcollateralization will step down monthly to 3.1175% of the outstanding aggregate loan balance of the Group I and Group II Collateral;

    3. The overcollateralization step down will be subject to a floor of 0.50% of the aggregate original loan balance of Group I and Group II (subject to MBIA trigger events);

    4. There will be no funding of the overcollateralization for the first 6 months of the transaction (until January, 1999).


(3) Subordination

There will be a Class B Certificate in the amount of 4.0% of the initial principal balance of the Group I and Group II combined collateral to provide credit enhancement to all the Class A Certificates.

(4) Surety Wrap

The Class A Certificates will have the benefit of an insurance guarantee with respect to the timely payment of interest and the ultimate payment of principal issued by MBIA.


[LOGO]  Merrill Lynch                 7
-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

[LOGO]  Merrill Lynch                 8
-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-2
-------------------------------------------------------------------------------
                            Computational Materials

Interest Cashflow Priority

o   Interest Collections (net of Servicing, Certificate Insurer, and Trustee
    Fees) will be allocated in the following priority:

Group I
     1. Current Interest and Carry-Forward Interest to the Class A-1 through A-8 Certificates
     2. Current Interest to the Class B Certificates (pro rate for the Group I Collateral)
     3. To the overcollateralization to build up to the target amount
     4. To Monthly Excess Cash Flow Amounts

Group II
     1. Current Interest and Carry-Forward Interest to the Class A-9
        Certificates
     2. Current Interest to the Class B Certificates (pro rata for the Group II Collateral)
     3. To the overcollateralization to build up to the target amount
     4. To Monthly Excess Cash Flow Amounts

Principal Cashflow Priority
o Principal Collections (including monthly excess interest to build overcollateralization) will be allocated in the following priority prior to the Stepdown Date (July 2001) if no trigger event is in effect:

Group I
     1. Determine the Class A principal distribution amount for the Group I Certificates per the Subordination Test (as described below).
     2. First to the Class A-1 (2a-7 eligible class) until retired;
     3. Then sequentially to the Class A PAC bonds to their scheduled balance;
     4. Remaining principal to Class A-8 floater companion until retired;
     5. Remaining principal sequentially to the Class A PAC bonds until retired;
     6. To the extent that Group I Class A principal distribution amount is met, any remaining principal cash flows (including excess interest) are available to meet any deficiency in achieving the Group II Class
        A principal distribution amount until it is achieved.
     7. Monthly Excess Cash Flow Amounts.

Group II
     1. Determine the Class A principal distribution amount for the Group II Certificates per the Subordination Test (as described below).
     2. First to the Class A-9 floater until retired.
     3. To the extent that Group II Class A principal distribution amount is met, any remaining principal cash flows (including excess interest) are available to meet any deficiency in achieving the Group I Class A principal distribution amount until it is achieved.
     4. Monthly Excess Cash Flow Amounts.

Class B-1F Certificate

     1. Once all of the Group I and Group II Senior Certificates have been retired, remaining principal to the Class B-1F Certificate until retired.


[LOGO]  Merrill Lynch                 9
-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-2
-------------------------------------------------------------------------------
                            Computational Materials

o Principal Collections (including monthly excess interest to maintain overcollateralization and cover losses) will be allocated in the following priority on and after the Stepdown Date (July 2001) if no trigger event is in effect:

Group I
     1. Determine the Class A principal distribution amount for the Group I Certificates per the Subordination Test (as described below).
     2. First sequentially to the Class A PAC bonds to their scheduled balance;
     3. Remaining principal to Class A-8 floater companion until retired;
     4. Remaining principal sequentially to the Class A PAC bonds until retired;
     5. To the extent that Group I Class A principal distribution amount is met, any remaining principal cash flows (including excess interest) are available to meet any deficiency in achieving the Group II Class A principal distribution amount until it is achieved.
     6. The Class B-1F principal distribution amount until retired.
     7. Monthly Excess Cash Flow Amounts.

Group II
     1. Determine the Class A principal distribution for the Group II Certificates per the Subordination Test (as described below).
     2. First to the Class A-9 floater until retired.
     3. To the extent that Group II Class A principal distribution amount is met, any remaining principal cash flows (including excess interest) are available to meet any deficiency in achieving the Group I Class A principal distribution amount until it is achieved.
     4. The Class B-1F principal distribution amount until retired.
     5. Monthly Excess Cash Flow Amounts.


[LOGO]  Merrill Lynch                 10
-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-2
-------------------------------------------------------------------------------
                            Computational Materials

o Collections of Principal (including monthly excess interest) on and after the stepdown date (July 2001), and if no trigger event is in effect will be allocated in the following priority:

     Pay Class A bonds and Class B-1F pro-rata in accordance with enhancement targets, equal to 2.15 times the initial enhancement percentage for each class:

                                Targeted % of Pool    Target Credit Enhancement
                                ------------------    -------------------------
        Class A                         88.2825%                 11.7175%
        Class B-1F                       8.6000%                  3.1175%
        Overcollateralization            3.1175%
                                       --------
                                       100.0000%

Principal Cashflow Priority (Class B-1F Subordinated Certificates):
o The Class B Certificates will not receive payments of principal until the Stepdown Date, unless all the Class A Certificates have been retired.

Subordination Test (To determine Triple A Principal Distribution Amount):
o Before the Stepdown Date, the Class A Certificates receive 100% of the collateral principal revenues and the excess cash to build to an OC target of 1.45% (based on the aggregate original balance). After the Stepdown Date, the Class A Certificates receive collateral principal to maintain 11.7175% credit enhancement.

Step Down Date:
o The later of (a) the July 2001 Payment Date and (b) the first Payment Date on which the Senior Enhancement Percentage (i.e., the sum of the Subordinated Certificates and OC amount divided by the aggregate of Group I and Group II) is at least 11.7175%.

Senior Enhancement Percentage:
o The percentage obtained by dividing (x) the sum of (i) the aggregate Certificate Principal Balance of the Subordinated Certificates and (ii) the Overcollateralization Amount by (y) the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period.

Application of Monthly Excess Cashflow Amounts:
o Monthly Excess Cash Flow Amounts which equal the sum of Monthly Excess Interest Amounts and Overcollateralization Release Amounts will be allocated in the following priority:

     1. Class A Interest Carry Forward Amount
     2. Extra Principal Distribution Amount
     3. Class B Interest Carry Forward Amount
     4. Unpaid Class B Realized Loss Amortization Amounts
     5. Servicer for any unreimbursed Delinquency Advances or Servicing Advances
     6. Class C Certificates
     7. Class R Certificates

Note: Interest will not accrue or be payable on any written down amounts with respect to the Class B-1F Certificates.


[LOGO]  Merrill Lynch                 11
-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-2
-------------------------------------------------------------------------------
                            Computational Materials

Delinquency Trigger:
o After the Stepdown Date, a Delinquency Trigger Event has occurred if on any Payment Date 65.25% of the 3-month rolling average 60+ Day Delinquencies (including Bankruptcies, Foreclosures and REO properties) equals or exceeds the Senior Specified Enhancement Percentage (11.7175% =
     2.15 X 5.45%); i.e., when the 3-month rolling average of 60+ Day Delinquencies equals or exceeds 17.95% (11.7175%/0.6525%).

o If the 3 Month Rolling Average of 60+ Day Delinquencies equals or exceeds 17.95%, Class A will receive 100% of all principal until the credit enhancement equals or exceeds 65.25% of the 3 Month Rolling Average of 60+ Day Delinquencies. During this time, overcollateralization will not be released until the credit enhancement target is achieved.

Cumulative Realized Loss Trigger Event:
o A Cumulative Realized Loss Trigger Event occurs on any date of determination if the amount of Cumulative Realized Losses expressed as a percentage of the original aggregate loan balance of Group I and Group II equals or exceeds the following amounts:

Date                                                                Percentages
July 1998- June 2000                                                1.05%
July 2000- June 2001                                                1.80%
July 2001- June 2002                                                2.40%
July 2002- June 2003                                                2.85%
July 2003 and thereafter                                            3.00%


o Upon the occurrence and during the continuance of a Cumulative Realized Loss Trigger Event, the overcollateralization amount shall increase to 2.40% of the aggregate original balance of the Group I and Group II Collateral.


[LOGO]  Merrill Lynch                 12
-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                  CONTIMORTAGE HOME EQUITY LOAN TRUST 1998-2
-------------------------------------------------------------------------------
                            Computational Materials

TO MATURITY

                                                                   -----------
     Scenario           1          2           3            4            5          6            7            8
   Fixed Prepay      PPC 0%     PPC 35%     PPC 65%     PPC 100%     PPC 130%    PPC 150%     PPC 175%    PPC 200%
    ARM Prepay       PPC 0%     PPC 25%     PPC 50%      PPC 75%     PPC 100%    PPC 125%     PPC 150%    PPC 175%

    Class A-1
    Avg. Life         2.24        0.60        0.43        0.33         0.28        0.25         0.23        0.20
   Start Prin.        07/98      07/98       07/98        07/98        07/98      07/98        07/98        07/98
    End Prin.         04/03      06/99       03/99        01/99        12/98      12/98        11/98        11/98
  Window (mos.)        58          12          9            7            6          6            5            5

    Class A-2
    Avg. Life         10.89       2.76        1.66        1.18         1.01        1.01         1.01        0.99
   Start Prin.        04/03      06/99       03/99        01/99        01/99      01/99        01/99        01/99
    End Prin.         03/13      03/03       04/01        05/00        01/00      01/00        01/00        12/99
  Window (mos.)        120         46          26          17           13          13           13          12

    Class A-3
    Avg. Life         14.71       6.26        3.65        2.47         2.02        2.02         2.02        1.77
   Start Prin.        03/13      03/03       04/01        05/00        01/00      01/00        01/00        12/99
    End Prin.         03/13      05/06       02/03        08/01        01/01      01/01        12/00        08/00
  Window (mos.)         0          39          23          16           13          13           12           9

    Class A-4
    Avg. Life         14.74       9.23        5.45        3.65         3.02        3.02         2.97        2.48
   Start Prin.        03/13      05/06       02/03        08/01        01/01      01/01        12/00        08/00
    End Prin.         11/13      04/09       11/04        10/02        03/02      03/02        02/02        05/01
  Window (mos.)         9          36          22          15           15          15           15          10

    Class A-5
    Avg. Life         16.96      11.60        6.97        4.65         4.05        4.05         4.01        3.35
   Start Prin.        11/13      04/09       11/04        10/02        03/02      03/02        02/02        05/01
    End Prin.         11/16      12/10       01/06        07/03        12/02      12/02        12/02        04/02
  Window (mos.)        37          21          15          10           10          10           11          12

    Class A-6
    Avg. Life         19.76      13.50        8.27        5.53         5.10        5.10         5.09        4.34
   Start Prin.        11/16      12/10       01/06        07/03        12/02      12/02        12/02        04/02
    End Prin.         11/19      01/13       07/07        07/04        05/04      05/04        05/04        07/03
  Window (mos.)        37          26          19          13           18          18           18          16
                                                                    ------------


[LOGO]  Merrill Lynch                 13
-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                  CONTIMORTAGE HOME EQUITY LOAN TRUST 1998-2
-------------------------------------------------------------------------------
                            Computational Materials

TO MATURITY

                                                                  ---------
     Scenario           1          2           3           4           5          6           7            8
   Fixed Prepay      PPC 0%     PPC 35%     PPC 65%    PPC 100%    PPC 130%    PPC 150%    PPC 175%    PPC 200%
    ARM Prepay       PPC 0%     PPC 25%     PPC 50%     PPC 75%    PPC 100%    PPC 125%    PPC 150%    PPC 175%

    Class A-7
    Avg. Life         23.16      14.71       10.00       7.53        7.51        7.51        7.66        6.54
   Start Prin.        11/19      01/13       07/07       07/04       05/04      05/04       05/04        07/03
    End Prin.         03/23      03/13       07/09       02/09       02/09      02/09       12/09        04/08
  Window (mos.)        41          3           25         56          58          58          68          58

    Class A-8
    Avg. Life         27.46      18.84       14.56       10.43       6.48        3.59        0.96        0.68
   Start Prin.        03/23      03/13       07/09       10/04       12/98      12/98       11/98        11/98
    End Prin.         02/28      03/27       06/22       02/16       03/13      01/12       08/00        09/99
  Window (mos.)        60         169         156         137         172        158          22          11

    Class A-9
    Avg. Life         21.22       8.93        5.05       3.43        2.58        2.04        1.67        1.39
   Start Prin.        07/98      07/98       07/98       07/98       07/98      07/98       07/98        07/98
    End Prin.         02/28      03/27       06/22       02/16       03/13      01/12       12/09        04/08
  Window (mos.)        352        345         288         212         177        163         138          118

    Class B-1F
    Avg. Life         22.53      13.98        9.60       6.61        5.08        4.41        3.91        3.61
   Start Prin.        03/13      02/07       06/03       11/01       07/01      07/01       07/01        07/01
    End Prin.         05/27      11/20       05/13       01/11       02/08      09/06       05/05        05/04
  Window (mos.)        171        166         120         111         80          63          47          35
                                                                  ---------


[LOGO]  Merrill Lynch                 14
-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                  CONTIMORTAGE HOME EQUITY LOAN TRUST 1998-2
-------------------------------------------------------------------------------
                            Computational Materials

TO CALL

                                                                      --------
     Scenario           1          2            3            4            5           6            7          8
   Fixed Prepay      PPC 0%     PPC 35%      PPC 65%     PPC 100%     PPC 130%     PPC 150%     PPC 175%  PPC 200%
    ARM Prepay       PPC 0%     PPC 25%      PPC 50%      PPC 75%     PPC 100%     PPC 125%     PPC 150%  PPC 175%

    Class A-5
    Avg. Life         16.96      11.60         6.97        4.65         4.05         4.05         4.01      3.35
   Start Prin.        11/13      04/09        11/04        10/02        03/02       03/02        02/02      05/01
    End Prin.         11/16      12/10        01/06        07/03        12/02       12/02        12/02      04/02
  Window (mos.)        37          21           15          10           10           10           11        12

    Class A-6
    Avg. Life         19.76      13.50         8.27        5.53         5.10         5.10         4.89      4.17
   Start Prin.        11/16      12/10        01/06        07/03        12/02       12/02        12/02      04/02
    End Prin.         11/19      01/13        07/07        07/04        05/04       05/04        07/03      10/02
  Window (mos.)        37          26           19          13           18           18           8          7

    Class A-7
    Avg. Life         23.16      14.71        10.00        7.47         6.82         6.04         5.04      4.29
   Start Prin.        11/19      01/13        07/07        07/04        05/04       05/04        07/03      10/02
    End Prin.         03/23      03/13        07/09        11/07        08/05       07/04        07/03      10/02
  Window (mos.)        41          3            25          41           16           3            1          1

    Class A-8
    Avg. Life         26.89      16.16        13.17        8.66         5.18         2.82         0.96      0.68
   Start Prin.        03/23      03/13        07/09        10/04        12/98       12/98        11/98      11/98
    End Prin.         01/26      06/15        03/12        11/07        08/05       07/04        08/00      09/99
  Window (mos.)        35          28           33          38           81           68           22        11

    Class A-9
    Avg. Life         20.99       8.10         4.83        3.28         2.47         1.98         1.63      1.36
   Start Prin.        07/98      07/98        07/98        07/98        07/98       07/98        07/98      07/98
    End Prin.         01/26      06/15        03/12        11/07        08/05       07/04        07/03      10/02
  Window (mos.)        331        204          165          113          86           73           61        52

    Class B-1F
    Avg. Life         22.42      13.58         9.46        6.38         4.90         4.26         3.78      3.50
   Start Prin.        03/13      02/07        06/03        11/01        07/01       07/01        07/01      07/01
    End Prin.         01/26      06/15        03/12        11/07        08/05       07/04        07/03      10/02
  Window (mos.)        155        101          106          73           50           37           25        16
                                                                     -----------


[LOGO]  Merrill Lynch                 15
-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-2
-------------------------------------------------------------------------------
                            Computational Materials

Decrement Tables: Class A-1
To Maturity

             FRM       0% PPC    35% PPC     65% PPC      100% PPC      130% PPC      150% PPC      175% PPC      200% PPC
             ARM       0% PPC    25% PPC     50% PPC       75% PPC      100% PPC      125% PPC      150% PPC      175% PPC
        06/29/98          100        100         100           100           100           100           100           100
        06/15/99           67          0           0             0             0             0             0             0
        06/15/00           51          0           0             0             0             0             0             0
        06/15/01           35          0           0             0             0             0             0             0
        06/15/02           16          0           0             0             0             0             0             0
        06/15/03            0          0           0             0             0             0             0             0
        06/15/04            0          0           0             0             0             0             0             0
        06/15/05            0          0           0             0             0             0             0             0
        06/15/06            0          0           0             0             0             0             0             0
        06/15/07            0          0           0             0             0             0             0             0
        06/15/08            0          0           0             0             0             0             0             0
        06/15/09            0          0           0             0             0             0             0             0
        06/15/10            0          0           0             0             0             0             0             0
        06/15/11            0          0           0             0             0             0             0             0
        06/15/12            0          0           0             0             0             0             0             0
        06/15/13            0          0           0             0             0             0             0             0
        06/15/14            0          0           0             0             0             0             0             0
        06/15/15            0          0           0             0             0             0             0             0
        06/15/16            0          0           0             0             0             0             0             0
        06/15/17            0          0           0             0             0             0             0             0
        06/15/18            0          0           0             0             0             0             0             0
        06/15/19            0          0           0             0             0             0             0             0
        06/15/20            0          0           0             0             0             0             0             0
        06/15/21            0          0           0             0             0             0             0             0
        06/15/22            0          0           0             0             0             0             0             0
        06/15/23            0          0           0             0             0             0             0             0
        06/15/24            0          0           0             0             0             0             0             0
        06/15/25            0          0           0             0             0             0             0             0
        06/15/26            0          0           0             0             0             0             0             0
        06/15/27            0          0           0             0             0             0             0             0
        06/15/28            0          0           0             0             0             0             0             0

     WAL (years)         2.24       0.60        0.43          0.33          0.28          0.25          0.23          0.20


[LOGO]  Merrill Lynch                 16
-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-2
-------------------------------------------------------------------------------
                            Computational Materials

Decrement Tables: Class A-2
To Maturity

            FRM       0% PPC     35% PPC      65% PPC     100% PPC      130% PPC     150% PPC       175% PPC      200% PPC
            ARM       0% PPC     25% PPC      50% PPC      75% PPC      100% PPC     125% PPC       150% PPC      175% PPC
       06/29/98          100         100          100          100           100          100            100           100
       06/15/99          100          99           82           62            50           50             50            50
       06/15/00          100          69           33            0             0            0              0             0
       06/15/01          100          43            0            0             0            0              0             0
       06/15/02          100          17            0            0             0            0              0             0
       06/15/03           99           0            0            0             0            0              0             0
       06/15/04           93           0            0            0             0            0              0             0
       06/15/05           86           0            0            0             0            0              0             0
       06/15/06           79           0            0            0             0            0              0             0
       06/15/07           71           0            0            0             0            0              0             0
       06/15/08           62           0            0            0             0            0              0             0
       06/15/09           53           0            0            0             0            0              0             0
       06/15/10           43           0            0            0             0            0              0             0
       06/15/11           32           0            0            0             0            0              0             0
       06/15/12           19           0            0            0             0            0              0             0
       06/15/13            0           0            0            0             0            0              0             0
       06/15/14            0           0            0            0             0            0              0             0
       06/15/15            0           0            0            0             0            0              0             0
       06/15/16            0           0            0            0             0            0              0             0
       06/15/17            0           0            0            0             0            0              0             0
       06/15/18            0           0            0            0             0            0              0             0
       06/15/19            0           0            0            0             0            0              0             0
       06/15/20            0           0            0            0             0            0              0             0
       06/15/21            0           0            0            0             0            0              0             0
       06/15/22            0           0            0            0             0            0              0             0
       06/15/23            0           0            0            0             0            0              0             0
       06/15/24            0           0            0            0             0            0              0             0
       06/15/25            0           0            0            0             0            0              0             0
       06/15/26            0           0            0            0             0            0              0             0
       06/15/27            0           0            0            0             0            0              0             0
       06/15/28            0           0            0            0             0            0              0             0

    WAL (years)        10.89        2.76         1.66         1.18          1.01         1.01           1.01          0.99


[LOGO]  Merrill Lynch                 17
-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-2
-------------------------------------------------------------------------------
                            Computational Materials

Decrement Tables: Class A-3
To Maturity

            FRM     0% PPC     35% PPC      65% PPC      100% PPC      130% PPC       150% PPC      175% PPC      200% PPC
            ARM     0% PPC     25% PPC      50% PPC       75% PPC      100% PPC       125% PPC      150% PPC      175% PPC
       06/29/98        100         100          100           100           100            100           100           100
       06/15/99        100         100          100           100           100            100           100           100
       06/15/00        100         100          100            90            51             51            51            17
       06/15/01        100         100           86             7             0              0             0             0
       06/15/02        100         100           30             0             0              0             0             0
       06/15/03        100          91            0             0             0              0             0             0
       06/15/04        100          57            0             0             0              0             0             0
       06/15/05        100          26            0             0             0              0             0             0
       06/15/06        100           0            0             0             0              0             0             0
       06/15/07        100           0            0             0             0              0             0             0
       06/15/08        100           0            0             0             0              0             0             0
       06/15/09        100           0            0             0             0              0             0             0
       06/15/10        100           0            0             0             0              0             0             0
       06/15/11        100           0            0             0             0              0             0             0
       06/15/12        100           0            0             0             0              0             0             0
       06/15/13          0           0            0             0             0              0             0             0
       06/15/14          0           0            0             0             0              0             0             0
       06/15/15          0           0            0             0             0              0             0             0
       06/15/16          0           0            0             0             0              0             0             0
       06/15/17          0           0            0             0             0              0             0             0
       06/15/18          0           0            0             0             0              0             0             0
       06/15/19          0           0            0             0             0              0             0             0
       06/15/20          0           0            0             0             0              0             0             0
       06/15/21          0           0            0             0             0              0             0             0
       06/15/22          0           0            0             0             0              0             0             0
       06/15/23          0           0            0             0             0              0             0             0
       06/15/24          0           0            0             0             0              0             0             0
       06/15/25          0           0            0             0             0              0             0             0
       06/15/26          0           0            0             0             0              0             0             0
       06/15/27          0           0            0             0             0              0             0             0
       06/15/28          0           0            0             0             0              0             0             0

    WAL (years)      14.71        6.26         3.65          2.47          2.02           2.02          2.02          1.77


[LOGO]  Merrill Lynch                 18
-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-2
-------------------------------------------------------------------------------
                            Computational Materials

Decrement Tables: Class A-4
To Maturity

             FRM       0% PPC     35% PPC     65% PPC      100% PPC      130% PPC     150% PPC      175% PPC      200% PPC
             ARM       0% PPC     25% PPC     50% PPC       75% PPC      100% PPC     125% PPC      150% PPC      175% PPC
        06/29/98          100         100         100           100           100          100           100           100
        06/15/99          100         100         100           100           100          100           100           100
        06/15/00          100         100         100           100           100          100           100           100
        06/15/01          100         100         100           100            40           40            35             0
        06/15/02          100         100         100            20             0            0             0             0
        06/15/03          100         100          74             0             0            0             0             0
        06/15/04          100         100          20             0             0            0             0             0
        06/15/05          100         100           0             0             0            0             0             0
        06/15/06          100          95           0             0             0            0             0             0
        06/15/07          100          56           0             0             0            0             0             0
        06/15/08          100          23           0             0             0            0             0             0
        06/15/09          100           0           0             0             0            0             0             0
        06/15/10          100           0           0             0             0            0             0             0
        06/15/11          100           0           0             0             0            0             0             0
        06/15/12          100           0           0             0             0            0             0             0
        06/15/13            5           0           0             0             0            0             0             0
        06/15/14            0           0           0             0             0            0             0             0
        06/15/15            0           0           0             0             0            0             0             0
        06/15/16            0           0           0             0             0            0             0             0
        06/15/17            0           0           0             0             0            0             0             0
        06/15/18            0           0           0             0             0            0             0             0
        06/15/19            0           0           0             0             0            0             0             0
        06/15/20            0           0           0             0             0            0             0             0
        06/15/21            0           0           0             0             0            0             0             0
        06/15/22            0           0           0             0             0            0             0             0
        06/15/23            0           0           0             0             0            0             0             0
        06/15/24            0           0           0             0             0            0             0             0
        06/15/25            0           0           0             0             0            0             0             0
        06/15/26            0           0           0             0             0            0             0             0
        06/15/27            0           0           0             0             0            0             0             0
        06/15/28            0           0           0             0             0            0             0             0

     WAL (years)        14.74        9.23        5.45          3.65          3.02         3.02          2.97          2.48


[LOGO]  Merrill Lynch                 19
-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-2
-------------------------------------------------------------------------------
                            Computational Materials

Decrement Tables: Class A-5
To Maturity

            FRM       0% PPC      35% PPC     65% PPC     100% PPC       130% PPC     150% PPC      175% PPC     200% PPC
            ARM       0% PPC      25% PPC     50% PPC      75% PPC       100% PPC     125% PPC      150% PPC     175% PPC
       06/29/98          100          100         100          100            100          100           100          100
       06/15/99          100          100         100          100            100          100           100          100
       06/15/00          100          100         100          100            100          100           100          100
       06/15/01          100          100         100          100            100          100           100           69
       06/15/02          100          100         100          100             55           55            49            0
       06/15/03          100          100         100            5              0            0             0            0
       06/15/04          100          100         100            0              0            0             0            0
       06/15/05          100          100          46            0              0            0             0            0
       06/15/06          100          100           0            0              0            0             0            0
       06/15/07          100          100           0            0              0            0             0            0
       06/15/08          100          100           0            0              0            0             0            0
       06/15/09          100           85           0            0              0            0             0            0
       06/15/10          100           26           0            0              0            0             0            0
       06/15/11          100            0           0            0              0            0             0            0
       06/15/12          100            0           0            0              0            0             0            0
       06/15/13          100            0           0            0              0            0             0            0
       06/15/14           81            0           0            0              0            0             0            0
       06/15/15           50            0           0            0              0            0             0            0
       06/15/16           15            0           0            0              0            0             0            0
       06/15/17            0            0           0            0              0            0             0            0
       06/15/18            0            0           0            0              0            0             0            0
       06/15/19            0            0           0            0              0            0             0            0
       06/15/20            0            0           0            0              0            0             0            0
       06/15/21            0            0           0            0              0            0             0            0
       06/15/22            0            0           0            0              0            0             0            0
       06/15/23            0            0           0            0              0            0             0            0
       06/15/24            0            0           0            0              0            0             0            0
       06/15/25            0            0           0            0              0            0             0            0
       06/15/26            0            0           0            0              0            0             0            0
       06/15/27            0            0           0            0              0            0             0            0
       06/15/28            0            0           0            0              0            0             0            0

    WAL (years)        16.96        11.60        6.97         4.65           4.05         4.05          4.01         3.35


[LOGO]  Merrill Lynch                 20
-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-2
-------------------------------------------------------------------------------
                            Computational Materials

Decrement Tables: Class A-6
To Maturity

            FRM     0% PPC     35% PPC      65% PPC      100% PPC      130% PPC      150% PPC       175% PPC      200% PPC
            ARM     0% PPC     25% PPC      50% PPC       75% PPC      100% PPC      125% PPC       150% PPC      175% PPC
       06/29/98        100         100          100           100           100           100            100           100
       06/15/99        100         100          100           100           100           100            100           100
       06/15/00        100         100          100           100           100           100            100           100
       06/15/01        100         100          100           100           100           100            100           100
       06/15/02        100         100          100           100           100           100            100            78
       06/15/03        100         100          100           100            55            55             53             2
       06/15/04        100         100          100             5             0             0              0             0
       06/15/05        100         100          100             0             0             0              0             0
       06/15/06        100         100           67             0             0             0              0             0
       06/15/07        100         100            2             0             0             0              0             0
       06/15/08        100         100            0             0             0             0              0             0
       06/15/09        100         100            0             0             0             0              0             0
       06/15/10        100         100            0             0             0             0              0             0
       06/15/11        100          73            0             0             0             0              0             0
       06/15/12        100          26            0             0             0             0              0             0
       06/15/13        100           0            0             0             0             0              0             0
       06/15/14        100           0            0             0             0             0              0             0
       06/15/15        100           0            0             0             0             0              0             0
       06/15/16        100           0            0             0             0             0              0             0
       06/15/17         78           0            0             0             0             0              0             0
       06/15/18         39           0            0             0             0             0              0             0
       06/15/19          9           0            0             0             0             0              0             0
       06/15/20          0           0            0             0             0             0              0             0
       06/15/21          0           0            0             0             0             0              0             0
       06/15/22          0           0            0             0             0             0              0             0
       06/15/23          0           0            0             0             0             0              0             0
       06/15/24          0           0            0             0             0             0              0             0
       06/15/25          0           0            0             0             0             0              0             0
       06/15/26          0           0            0             0             0             0              0             0
       06/15/27          0           0            0             0             0             0              0             0
       06/15/28          0           0            0             0             0             0              0             0

    WAL (years)      19.76       13.50         8.27          5.53          5.10          5.10           5.09          4.34


[LOGO]  Merrill Lynch                21
-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-2
-------------------------------------------------------------------------------
                            Computational Materials

Decrement Tables: Class A-7
To Maturity

             FRM       0% PPC     35% PPC     65% PPC      100% PPC      130% PPC     150% PPC      175% PPC      200% PPC
             ARM       0% PPC     25% PPC     50% PPC       75% PPC      100% PPC     125% PPC      150% PPC      175% PPC
        06/29/98          100         100         100           100           100          100           100           100
        06/15/99          100         100         100           100           100          100           100           100
        06/15/00          100         100         100           100           100          100           100           100
        06/15/01          100         100         100           100           100          100           100           100
        06/15/02          100         100         100           100           100          100           100           100
        06/15/03          100         100         100           100           100          100           100           100
        06/15/04          100         100         100           100            95           95            95            59
        06/15/05          100         100         100            58            58           58            59            31
        06/15/06          100         100         100            31            31           31            34            14
        06/15/07          100         100         100            15            15           15            18             5
        06/15/08          100         100          49             4             4            4             8             0
        06/15/09          100         100           3             0             0            0             2             0
        06/15/10          100         100           0             0             0            0             0             0
        06/15/11          100         100           0             0             0            0             0             0
        06/15/12          100         100           0             0             0            0             0             0
        06/15/13          100           0           0             0             0            0             0             0
        06/15/14          100           0           0             0             0            0             0             0
        06/15/15          100           0           0             0             0            0             0             0
        06/15/16          100           0           0             0             0            0             0             0
        06/15/17          100           0           0             0             0            0             0             0
        06/15/18          100           0           0             0             0            0             0             0
        06/15/19          100           0           0             0             0            0             0             0
        06/15/20           84           0           0             0             0            0             0             0
        06/15/21           56           0           0             0             0            0             0             0
        06/15/22           25           0           0             0             0            0             0             0
        06/15/23            0           0           0             0             0            0             0             0
        06/15/24            0           0           0             0             0            0             0             0
        06/15/25            0           0           0             0             0            0             0             0
        06/15/26            0           0           0             0             0            0             0             0
        06/15/27            0           0           0             0             0            0             0             0
        06/15/28            0           0           0             0             0            0             0             0

     WAL (years)        23.16       14.71       10.00          7.53          7.51         7.51          7.66          6.54


[LOGO]  Merrill Lynch                 22
-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-2
-------------------------------------------------------------------------------
                            Computational Materials

Decrement Tables: Class A-8
To Maturity

            FRM      0% PPC     35% PPC      65% PPC      100% PPC      130% PPC     150% PPC      175% PPC       200% PPC
            ARM      0% PPC     25% PPC      50% PPC       75% PPC      100% PPC     125% PPC      150% PPC       175% PPC
       06/29/98         100         100          100           100           100          100           100            100
       06/15/99         100         100          100           100            92           69            42             15
       06/15/00         100         100          100           100            87           47             2              0
       06/15/01         100         100          100           100            86           42             0              0
       06/15/02         100         100          100           100            70           34             0              0
       06/15/03         100         100          100           100            61           29             0              0
       06/15/04         100         100          100           100            50           23             0              0
       06/15/05         100         100          100            88            40           18             0              0
       06/15/06         100         100          100            74            33           16             0              0
       06/15/07         100         100          100            61            27           12             0              0
       06/15/08         100         100          100            50            21           10             0              0
       06/15/09         100         100          100            40            15            7             0              0
       06/15/10         100         100           85            31            10            3             0              0
       06/15/11         100         100           70            23             6            1             0              0
       06/15/12         100         100           58            17             3            0             0              0
       06/15/13         100          72           24             4             0            0             0              0
       06/15/14         100          63           19             2             0            0             0              0
       06/15/15         100          55           15             1             0            0             0              0
       06/15/16         100          47           11             0             0            0             0              0
       06/15/17         100          40            8             0             0            0             0              0
       06/15/18         100          33            5             0             0            0             0              0
       06/15/19         100          28            4             0             0            0             0              0
       06/15/20         100          24            2             0             0            0             0              0
       06/15/21         100          20            1             0             0            0             0              0
       06/15/22         100          16            0             0             0            0             0              0
       06/15/23          96          12            0             0             0            0             0              0
       06/15/24          80           9            0             0             0            0             0              0
       06/15/25          62           5            0             0             0            0             0              0
       06/15/26          41           2            0             0             0            0             0              0
       06/15/27          18           0            0             0             0            0             0              0
       06/15/28           0           0            0             0             0            0             0              0

    WAL (years)       27.46       18.84        14.56         10.43          6.48         3.59          0.96           0.68


[LOGO]  Merrill Lynch                 23
-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-2
-------------------------------------------------------------------------------
                            Computational Materials

Decrement Tables: Class A-9
To Maturity

            FRM     0% PPC     35% PPC      65% PPC      100% PPC      130% PPC       150% PPC      175% PPC      200% PPC
            ARM     0% PPC     25% PPC      50% PPC       75% PPC      100% PPC       125% PPC      150% PPC      175% PPC
       06/29/98        100         100          100           100           100            100           100           100
       06/15/99         98          93           87            82            76             71            65            60
       06/15/00         97          84           71            59            48             37            28            20
       06/15/01         97          75           57            42            29             18            10             4
       06/15/02         96          68           46            31            20             12             7             3
       06/15/03         96          61           37            22            13              7             3             1
       06/15/04         95          55           31            16             8              4             1             0
       06/15/05         94          49           25            12             5              2             1             0
       06/15/06         93          44           20             9             3              1             0             0
       06/15/07         92          39           17             6             2              1             0             0
       06/15/08         91          36           14             5             1              0             0             0
       06/15/09         90          32           11             3             1              0             0             0
       06/15/10         88          29            9             2             0              0             0             0
       06/15/11         87          26            7             2             0              0             0             0
       06/15/12         85          23            6             1             0              0             0             0
       06/15/13         78          21            5             1             0              0             0             0
       06/15/14         76          18            4             0             0              0             0             0
       06/15/15         74          16            3             0             0              0             0             0
       06/15/16         71          14            2             0             0              0             0             0
       06/15/17         68          12            2             0             0              0             0             0
       06/15/18         65          11            1             0             0              0             0             0
       06/15/19         61           9            1             0             0              0             0             0
       06/15/20         57           8            0             0             0              0             0             0
       06/15/21         52           7            0             0             0              0             0             0
       06/15/22         46           5            0             0             0              0             0             0
       06/15/23         40           4            0             0             0              0             0             0
       06/15/24         33           3            0             0             0              0             0             0
       06/15/25         26           2            0             0             0              0             0             0
       06/15/26         17           1            0             0             0              0             0             0
       06/15/27          7           0            0             0             0              0             0             0
       06/15/28          0           0            0             0             0              0             0             0
    WAL (years)      21.22        8.93         5.05          3.43          2.58           2.04          1.67          1.39


[LOGO]  Merrill Lynch                  24
-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-2
-------------------------------------------------------------------------------
                            Computational Materials

Decrement Tables: Class B-1F
To Maturity

            FRM        0% PPC    35% PPC     65% PPC      100% PPC     130% PPC     150% PPC  175% PPC      200% PPC
            ARM        0% PPC    25% PPC     50% PPC       75% PPC     100% PPC     125% PPC  150% PPC      175% PPC
       06/29/98           100        100         100           100          100          100       100           100
       06/15/99           100        100         100           100          100          100       100           100
       06/15/00           100        100         100           100          100          100       100           100
       06/15/01           100        100         100           100          100          100       100           100
       06/15/02           100        100         100            85           62           48        35            22
       06/15/03           100        100         100            66           44           31        17             7
       06/15/04           100        100          85            51           30           17         6             0
       06/15/05           100        100          71            39           18            7         0             0
       06/15/06           100        100          60            29            9            1         0             0
       06/15/07           100         96          51            20            3            0         0             0
       06/15/08           100         87          43            12            0            0         0             0
       06/15/09           100         78          36             6            0            0         0             0
       06/15/10           100         70          28             2            0            0         0             0
       06/15/11           100         62          21             0            0            0         0             0
       06/15/12           100         55          15             0            0            0         0             0
       06/15/13            91         26           0             0            0            0         0             0
       06/15/14            87         21           0             0            0            0         0             0
       06/15/15            83         17           0             0            0            0         0             0
       06/15/16            78         13           0             0            0            0         0             0
       06/15/17            72          9           0             0            0            0         0             0
       06/15/18            66          6           0             0            0            0         0             0
       06/15/19            61          3           0             0            0            0         0             0
       06/15/20            57          1           0             0            0            0         0             0
       06/15/21            52          0           0             0            0            0         0             0
       06/15/22            46          0           0             0            0            0         0             0
       06/15/23            40          0           0             0            0            0         0             0
       06/15/24            33          0           0             0            0            0         0             0
       06/15/25            23          0           0             0            0            0         0             0
       06/15/26            11          0           0             0            0            0         0             0
       06/15/27             0          0           0             0            0            0         0             0
       06/15/28             0          0           0             0            0            0         0             0

    WAL (years)         22.53      13.98        9.60          6.61         5.08         4.41      3.91          3.61



[LOGO]  Merrill Lynch                  25
-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-2
-------------------------------------------------------------------------------
                            Computational Materials

Decrement Tables: Class A-8
To Call

             FRM       0% PPC     35% PPC     65% PPC      100% PPC     130% PPC      150% PPC     175% PPC      200% PPC
             ARM       0% PPC     25% PPC     50% PPC       75% PPC     100% PPC      125% PPC     150% PPC      175% PPC
         6/29/98          100         100         100           100          100           100          100           100
         6/15/99          100         100         100           100           92            69           42            15
         6/15/00          100         100         100           100           87            47            2             0
         6/15/01          100         100         100           100           86            42            0             0
         6/15/02          100         100         100           100           70            34            0             0
         6/15/03          100         100         100           100           61            29            0             0
         6/15/04          100         100         100           100           50            23            0             0
         6/15/05          100         100         100            88           40             0            0             0
         6/15/06          100         100         100            74            0             0            0             0
         6/15/07          100         100         100            61            0             0            0             0
         6/15/08          100         100         100             0            0             0            0             0
         6/15/09          100         100         100             0            0             0            0             0
         6/15/10          100         100          85             0            0             0            0             0
         6/15/11          100         100          70             0            0             0            0             0
         6/15/12          100         100           0             0            0             0            0             0
         6/15/13          100          72           0             0            0             0            0             0
         6/15/14          100          63           0             0            0             0            0             0
         6/15/15          100           0           0             0            0             0            0             0
         6/15/16          100           0           0             0            0             0            0             0
         6/15/17          100           0           0             0            0             0            0             0
         6/15/18          100           0           0             0            0             0            0             0
         6/15/19          100           0           0             0            0             0            0             0
         6/15/20          100           0           0             0            0             0            0             0
         6/15/21          100           0           0             0            0             0            0             0
         6/15/22          100           0           0             0            0             0            0             0
         6/15/23           96           0           0             0            0             0            0             0
         6/15/24           80           0           0             0            0             0            0             0
         6/15/25           62           0           0             0            0             0            0             0
         6/15/26            0           0           0             0            0             0            0             0
         6/15/27            0           0           0             0            0             0            0             0
         6/15/28            0           0           0             0            0             0            0             0
     WAL (years)        26.89       16.16       13.17          8.66         5.18          2.82         0.96          0.68


[LOGO]  Merrill Lynch                   26
-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-2
-------------------------------------------------------------------------------
                            Computational Materials

Decrement Tables: Class A-9
To Call

              FRM     0% PPC     35% PPC      65% PPC      100% PPC      130% PPC      150% PPC      175% PPC      200% PPC
              ARM     0% PPC     25% PPC      50% PPC       75% PPC      100% PPC      125% PPC      150% PPC      175% PPC
          6/29/98        100         100          100           100           100           100           100           100
          6/15/99         98          93           87            82            76            71            65            60
          6/15/00         97          84           71            59            48            37            28            20
          6/15/01         97          75           57            42            29            18            10             4
          6/15/02         96          68           46            31            20            12             7             3
          6/15/03         96          61           37            22            13             7             3             0
          6/15/04         95          55           31            16             8             4             0             0
          6/15/05         94          49           25            12             5             0             0             0
          6/15/06         93          44           20             9             0             0             0             0
          6/15/07         92          39           17             6             0             0             0             0
          6/15/08         91          36           14             0             0             0             0             0
          6/15/09         90          32           11             0             0             0             0             0
          6/15/10         88          29            9             0             0             0             0             0
          6/15/11         87          26            7             0             0             0             0             0
          6/15/12         85          23            0             0             0             0             0             0
          6/15/13         78          21            0             0             0             0             0             0
          6/15/14         76          18            0             0             0             0             0             0
          6/15/15         74           0            0             0             0             0             0             0
          6/15/16         71           0            0             0             0             0             0             0
          6/15/17         68           0            0             0             0             0             0             0
          6/15/18         65           0            0             0             0             0             0             0
          6/15/19         61           0            0             0             0             0             0             0
          6/15/20         57           0            0             0             0             0             0             0
          6/15/21         52           0            0             0             0             0             0             0
          6/15/22         46           0            0             0             0             0             0             0
          6/15/23         40           0            0             0             0             0             0             0
          6/15/24         33           0            0             0             0             0             0             0
          6/15/25         26           0            0             0             0             0             0             0
          6/15/26          0           0            0             0             0             0             0             0
          6/15/27          0           0            0             0             0             0             0             0
          6/15/28          0           0            0             0             0             0             0             0
      WAL (years)      20.99         8.1         4.83          3.28          2.47          1.98          1.63          1.36


[LOGO]  Merrill Lynch                  27
-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-2
-------------------------------------------------------------------------------
                            Computational Materials

Available Funds Cap

                                      Group I        Group II
                                   Net Available   Net Available
                         Period     Funds Cap       Funds Cap
                        -----------------------------------------
                            1          9.479           9.513
                            2          9.016           9.516
                            3          9.006           9.553
                            4          8.995           9.664
                            5          8.981           9.684
                            6          8.966           9.719
                            7          8.449           9.228
                            8          8.430           9.231
                            9          8.409           9.268
                            10         8.385           9.381
                            11         8.361           9.402
                            12         8.335           9.438
                            13         8.309           9.444
                            14         8.282           9.445
                            15         8.254           9.479
                            16         8.224           9.562
                            17         8.194           9.572
                            18         8.163           9.607
                            19         8.131           9.607
                            20         8.098           9.607
                            21         8.064          10.958
                            22         8.029          10.958
                            23         8.175          10.958
                            24         8.137          10.959
                            25         8.097          10.959
                            26         8.057          10.959
                            27         8.015          10.959
                            28         7.973          10.960
                            29         7.929          10.960
                            30         7.884          10.960
                            31         9.514          10.961
                            32         9.514          10.961
                            33         9.513          10.961
                            34         9.582          10.962
                            35         9.580          10.962
                            36         9.579          10.963
                            37         9.578          10.963
                            38         9.575          10.961
                            39         9.574          10.959
                            40         9.572          10.959


[LOGO]  Merrill Lynch                  28
-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-2
-------------------------------------------------------------------------------
                            Computational Materials

Available Funds Cap

                                      Group I        Group II
                                   Net Available   Net Available
                          Period     Funds Cap       Funds Cap
                         -----------------------------------------
                            41         9.571          10.959
                            42         9.570          10.959
                            43         9.568          10.959
                            44         9.567          10.959
                            45         9.565          10.959
                            46         9.564          10.959
                            47         9.563          10.959
                            48         9.561          10.959
                            49         9.560          10.959
                            50         9.559          10.959
                            51         9.557          10.959
                            52         9.556          10.959
                            53         9.555          10.959
                            54         9.553          10.959
                            55         9.552          10.959
                            56         9.551          10.959
                            57         9.550          10.959
                            58         9.548          10.959
                            59         9.547          10.959
                            60         9.546          10.959
                            61         9.545          10.959
                            62         9.544          10.959
                            63         9.542          10.959
                            64         9.541          10.959
                            65         9.540          10.958
                            66         9.539          10.958
                            67         9.538          10.958
                            68         9.537          10.958
                            69         9.536          10.958
                            70         9.534          10.958
                            71         9.533          10.958
                            72         9.532          10.958
                            73         9.531          10.958
                            74         9.530          10.958
                            75         9.529          10.958
                            76         9.528          10.958
                            77         9.527          10.958
                            78         9.526          10.958
                            79         9.525          10.958
                            80         9.524          10.958


[LOGO]  Merrill Lynch                  29
-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-2
-------------------------------------------------------------------------------
                            Computational Materials

Available Funds Cap

                                      Group I        Group II
                                   Net Available   Net Available
                          Period     Funds Cap       Funds Cap
                         -----------------------------------------
                            81         9.523          10.958
                            82         9.522          10.957
                            83         9.521          10.957
                            84         9.520          10.957
                            85         9.519          10.957
                            86         9.518          10.957
                            87         9.517          10.957
                            88         9.516          10.957
                            89         9.515          10.957
                            90         9.515          10.957
                            91         9.514          10.957
                            92         9.513          10.957
                            93         9.512          10.956
                            94         9.511          10.956
                            95         9.510          10.956
                            96         9.509          10.956
                            97         9.508          10.956
                            98         9.508          10.956
                            99         9.507          10.956
                           100         9.506          10.956
                           101         9.505          10.956
                           102         9.504          10.955
                           103         9.503          10.955
                           104         9.503          10.955
                           105         9.502          10.955
                           106         9.501          10.955
                           107         9.500          10.955
                           108         9.500          10.954
                           109         9.499          10.954
                           110         9.498          10.954
                           111         9.497          10.954
                           112         9.496          10.954
                           113         9.496          10.954
                           114         9.495          10.953
                           115         9.494          10.953
                           116         9.494          10.953
                           117         9.493          10.953
                           118         9.493          10.953
                           119         9.492          10.953
                           120         9.492          10.953


[LOGO]  Merrill Lynch                  30
-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-2
-------------------------------------------------------------------------------
                            Computational Materials

Available Funds Cap

                                      Group I        Group II
                                   Net Available   Net Available
                          Period     Funds Cap       Funds Cap
                         -----------------------------------------
                           121         9.491          10.953
                           122         9.491          10.953
                           123         9.491          10.953
                           124         9.490          10.952
                           125         9.490          10.953
                           126         9.489          10.953
                           127         9.489          10.953
                           128         9.489          10.954
                           129         9.489          10.954
                           130         9.488          10.954
                           131         9.488          10.954
                           132         9.488          10.954
                           133         9.488          10.954
                           134         9.487          10.954
                           135         9.487          10.954
                           136         9.487          10.954
                           137         9.487          10.954
                           138         9.487          10.954
                           139         9.486          10.954
                           140         9.486          10.954
                           141         9.486          10.955
                           142         9.486          10.955
                           143         9.486          10.955
                           144         9.486          10.955
                           145         9.486          10.955
                           146         9.486          10.955
                           147         9.486          10.955
                           148         9.486          10.955
                           149         9.486          10.955
                           150         9.486          10.955
                           151         9.486          10.956
                           152         9.486          10.956
                           153         9.486          10.956
                           154         9.486          10.956
                           155         9.486          10.956
                           156         9.486          10.956
                           157         9.486          10.956
                           158         9.486          10.957
                           159         9.486          10.957
                           160         9.487          10.957


[LOGO]  Merrill Lynch                  31
-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-2
-------------------------------------------------------------------------------
                            Computational Materials

Available Funds Cap

                                      Group I        Group II
                                   Net Available   Net Available
                          Period     Funds Cap       Funds Cap
                         -----------------------------------------
                           161         9.487          10.957
                           162         9.487          10.957
                           163         9.487          10.957
                           164         9.488          10.958
                           165         9.488          10.958
                           166         9.488          10.958
                           167         9.489          10.958
                           168         9.489          10.958
                           169         9.489          10.959
                           170         9.490          10.959
                           171         9.490          10.959
                           172         9.490          10.959
                           173         9.491          10.959
                           174         9.491          10.960
                           175         9.492          10.960
                           176         9.492          10.960
                           177         9.493          10.960
                           178         9.692          11.435



[LOGO]  Merrill Lynch                   32
-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-2
-------------------------------------------------------------------------------
                            Computational Materials

                            Collateral Description

o Collateral statistics are based on a representative pool as of close of business 05/18/98 (the "Statistical Cut-off Date"). The actual statistics may vary.

                                 ARM Portfolio (Group I and Group II)                Fixed Rate Portfolio
                                 ------------------------------------                --------------------
Total Outstanding Balance:      $278,626,756                                        $926,542,627

Number of Loans:                2,909                                               13,581

Average Remaining Balance:      $95,781 (range: $11,997 - $430,000)                 $68,223 (range: $3,057 - $449,480)

Interest Rate Index:            o  74.40% 2/28 6-month LIBOR                        o 100.00% fixed rate loans
                                o  14.79% 3/27 6-month LIBOR
                                o  10.76% 6-month LIBOR
                                o   0.05% 2/28 CMT

WA Gross Coupon:                10.054% (range: 6.875% - 15.300%)                   10.468% (range: 6.750% - 17.990%)

WA Gross Margin /
WA Life Cap:                    6.181% Margin / 16.310% Cap                         N/A

WA Periodic Interest Rate
Caps:                           1.039%                                              N/A

WA Months to Roll (Cut-Off
Date 5/18/98):                  21.850 months                                       N/A

Original Weighted Average
Term:                           359.66 months (range: 119 - 360 months)             238.90 months (range:  24 -360 months)

Remaining Weighted Average
Term:                           357.67 months (range:  119 - 360 months)            237.14 months (range:  21 - 360 months)

WA Seasoning:                   1.99 months (range:  0 - 10)                        1.76 months (range:  0 - 25 months)

WA Lien Position:               100% first                                          95.56% first / 4.44% second

WA Original LTV Ratio:          80.45% (range: 17.77% - 92.02%)                     75.56% (range:  5.00% - 93.74%)

WA Original CLTV Ratio:         N/A                                                 77.72% (Range: 10.56% - 99.43%)

WA Debt to Income Ratio:        39.93% (range:  4.00% - 69.00%)                     38.63% (range:  1.00% - 65.00%)

Credit Grade:                   62.45% A, 23.09% B, 12.82% C, 1.64% D               65.02% A, 21.09% B, 11.77% C, 2.11% D

Documentation:                  86.12% full doc, 6.74% limited doc 7.14% no doc     89.71% full doc, 6.64% limited doc 3.65% no doc

Property Type:                  1.02% single family attached, 86.69%single          2.00% single family attached, 86.69% single
                                family detached, 4.33% 2-4 family, 4.15%  PUD,      family detached, 6.42% 2-4 family, 1.64% PUD,
                                1.37% Condo, 0.03% mixed use, 2.41% man. Housing    0.70% Condo, 0.26% mixed use, 2.29% man. Housing

Owner Occupancy:                95.54% owner occupied, 4.46% investor owned         95.33% owner occupied, 4.67% investor owned

Loan Purpose:                   46.93% debt consolidation,  1.89% home              0.02% debt consolidation and HI,  2.01% home
                                improvement,28.20% purchase, 22.98% other           improvement, 7.87% purchase, 66.91% debt
                                                                                    consolidation, 23.19% other

Geographic Distribution:        MI (18.07%),  CA (16.38%), FL (6.17%), IL           MI (12.15%), OH (9.69%), IL (7.73%), NC (6.15%),
                                (5.64%), with all remaining states under 5.00%      FL(5.84%), PA (5.70%), NY (5.60%), with all
                                                                                    remaining states under 5.00%


[LOGO] Merrill Lynch                  33
-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-2
-------------------------------------------------------------------------------
                            Computational Materials
-------------------------------------------------------------------------------
                           GROUP I HOME EQUITY LOANS
-------------------------------------------------------------------------------

                                            Geographic Distribution of Mortgaged Properties - Fixed Rate Pool

                                               Number of                    Aggregate                % of Aggregate
State                                  Home Equity Loans                 Loan Balance                  Loan Balance
-----                                  -----------------                 ------------                  ------------
Alabama                                                 1                      $35,855                        0.00%
Arizona                                               153                   11,338,593                         1.22
Arkansas                                               72                    5,070,424                         0.55
California                                            417                   46,221,907                         4.99
Colorado                                              125                   10,642,491                         1.15
Connecticut                                           125                   11,983,321                         1.29
Delaware                                               18                    1,286,458                         0.14
District of Columbia                                   59                    4,442,842                         0.48
Florida                                               860                   54,132,223                         5.84
Georgia                                               453                   31,148,371                         3.36
Hawaii                                                  7                    1,010,092                         0.11
Idaho                                                  40                    2,693,711                         0.29
Illinois                                            1,002                   71,578,939                         7.73
Indiana                                               712                   37,499,174                         4.05
Iowa                                                   55                    2,554,318                         0.28
Kansas                                                 55                    2,979,447                         0.32
Kentucky                                              274                   15,348,516                         1.66
Louisiana                                             134                    8,113,229                         0.88
Maine                                                  19                    1,245,164                         0.13
Maryland                                              325                   27,946,953                         3.02
Massachusetts                                         268                   24,305,418                         2.62
Michigan                                            1,921                  112,604,843                        12.15
Minnesota                                             155                   12,110,381                         1.31
Mississippi                                            82                    4,190,608                         0.45
Missouri                                              278                   14,981,134                         1.62
Montana                                                13                      937,064                         0.10
Nebraska                                               41                    2,844,876                         0.31
Nevada                                                 47                    4,139,889                         0.45
New Hampshire                                          36                    2,837,005                         0.31
New Jersey                                            329                   32,656,839                         3.52
New Mexico                                            112                    8,130,464                         0.88
New York                                              594                   51,841,923                         5.60
North Carolina                                        891                   57,020,717                         6.15
Ohio                                                1,400                   89,782,499                         9.69
Oklahoma                                               38                    2,395,473                         0.26
Oregon                                                 71                    6,134,088                         0.66


[LOGO] Merrill Lynch                  34
-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-2
-------------------------------------------------------------------------------
                            Computational Materials

                   Geographic Distribution of Mortgaged Properties(continued) - Fixed Rate Pool

                                               Number of                    Aggregate                % of Aggregate
State                                  Home Equity Loans                 Loan Balance                  Loan Balance
-----                                  -----------------                 ------------                  ------------
Pennsylvania                                        884                  $52,838,112                          5.70%
Rhode Island                                         43                    3,048,075                           0.33
South Carolina                                      323                   17,761,281                           1.92
South Dakota                                          5                      209,260                           0.02
Tennessee                                           279                   17,538,298                           1.89
Texas                                               202                   13,774,024                           1.49
Utah                                                 78                    6,312,932                           0.68
Vermont                                               3                      200,915                           0.02
Virginia                                            255                   18,741,578                           2.02
Washington                                          101                    8,608,002                           0.93
West Virginia                                        81                    4,153,461                           0.45
Wisconsin                                           136                    8,647,931                           0.93
Wyoming                                               9                      523,509                           0.06
                         Total                    13,581                 $926,542,627                       100.00%


                                  Original Loan-to-Value Ratios - Fixed Rate Pool

Range of                                       Number of                    Aggregate                % of Aggregate
Original LTV's                         Home Equity Loans                Loan  Balance                  Loan Balance
--------------                         -----------------                -------------                  ------------
0.01-   5.00%                                          1                      $13,250                         0.00%
5.01- 10.00                                           50                      959,106                          0.10
10.01-  15.00                                        231                    5,382,217                          0.58
15.01-  20.00                                        314                    9,048,421                          0.98
20.01-  25.00                                        275                    8,566,444                          0.92
25.01-  30.00                                        225                    8,269,821                          0.89
30.01-  35.00                                        209                    8,172,959                          0.88
35.01-  40.00                                        193                    7,356,708                          0.79
40.01-  45.00                                        209                    9,476,724                          1.02
45.01-  50.00                                        358                   15,452,761                          1.67
50.01-  55.00                                        327                   16,397,610                          1.77
55.01-  60.00                                        470                   23,943,273                          2.58
60.01-  65.00                                        692                   38,407,387                          4.15
65.01-  70.00                                      1,040                   63,930,076                          6.90
70.01-  75.00                                      1,405                   96,140,396                         10.38
75.01-  80.00                                      3,489                  261,292,481                         28.20
80.01-  85.00                                      2,481                  203,944,983                         22.01
85.01-  90.00                                      1,601                  148,352,900                         16.01
90.01-  95.00                                         11                    1,435,110                          0.15
                                                      ==                    =========                          ====
                         Total                    13,581                 $926,542,627                       100.00%


[LOGO] Merrill Lynch                  35
-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-2
-------------------------------------------------------------------------------
                            Computational Materials

                                                   Combined Loan-to-Value Ratios - Fixed Rate Pool

Range of                                       Number of               Aggregate Loan               % of Aggregate
CLTV's                                 Home Equity Loans                      Balance                 Loan Balance
------                                 -----------------                      -------                 ------------
10.01-  15.00%                                        14                     $241,984                        0.03%
15.01-  20.00                                         35                      863,069                         0.09
20.01-  25.00                                         55                    1,453,386                         0.16
25.01-  30.00                                         85                    2,389,303                         0.26
30.01-  35.00                                        115                    4,073,378                         0.44
35.01-  40.00                                        145                    5,171,295                         0.56
40.01-  45.00                                        173                    7,055,402                         0.76
45.01-  50.00                                        352                   14,787,503                         1.60
50.01-  55.00                                        328                   16,078,043                         1.74
55.01-  60.00                                        493                   24,449,354                         2.64
60.01-  65.00                                        739                   39,736,565                         4.29
65.01-  70.00                                      1,116                   66,824,022                         7.21
70.01-  75.00                                      1,539                  101,227,595                        10.93
75.01-  80.00                                      3,804                  273,115,385                        29.48
80.01-  85.00                                      2,828                  215,338,228                        23.24
85.01-  90.00                                      1,720                  151,771,467                        16.38
90.01-  95.00                                         25                    1,675,331                         0.18
95.01-100.00                                          15                      291,317                         0.03
                                                      ==                      =======                         ====
                         Total                    13,581                 $926,542,627                      100.00%


                            Statistical Calculation Date Coupon Rates - Fixed Rate Pool

Range of                                       Number of               Aggregate Loan                % of Aggregate
Coupon Rates                           Home Equity Loans                      Balance                  Loan Balance
------------                           -----------------                      -------                  ------------
6.01-  7.00%                                           5                     $343,890                         0.04%
7.01-  8.00                                          263                   24,652,281                          2.66
8.01-   9.00                                       1,625                  134,876,702                         14.56
9.01- 10.00                                        3,374                  259,822,026                         28.04
10.01- 11.00                                       3,513                  242,436,228                         26.17
11.01-  12.00                                      2,237                  138,410,679                         14.94
12.01-  13.00                                      1,271                   67,881,013                          7.33
13.01-  14.00                                        780                   36,262,950                          3.91
14.01-  15.00                                        330                   14,425,982                          1.56
15.01-  16.00                                         85                    4,032,349                          0.44
16.01-  17.00                                         84                    2,772,927                          0.30
17.01-  18.00                                         14                      625,600                          0.07
                                                      ==                      =======                          ====
                         Total                    13,581                 $926,542,627                       100.00%


[LOGO] Merrill Lynch                  36
-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-2
-------------------------------------------------------------------------------
                            Computational Materials

                          Statistical Calculation Date of Loan Balances - Fixed Rate Pool

Range of                                       Number of               Aggregate Loan                % of Aggregate
Loan Balances ($)                      Home Equity Loans                      Balance                  Loan Balance
-----------------                      -----------------                      -------                  ------------
0.01-   25,000.00                                  1,303                  $25,024,944                         2.70%
25,000.01-   50,000.00                             4,187                  159,272,611                         17.19
50,000.01-   75,000.00                             3,855                  237,632,297                         25.65
75,000.01-  100,000.00                             1,882                  162,717,193                         17.56
100,000.01-  125,000.00                            1,071                  119,349,558                         12.88
125,000.01-  150,000.00                              552                   75,162,832                          8.11
150,000.01-  175,000.00                              297                   48,135,617                          5.20
175,000.01-  200,000.00                              165                   30,930,295                          3.34
200,000.01-  225,000.00                               93                   19,790,794                          2.14
225,000.01-  250,000.00                               59                   13,901,493                          1.50
250,000.01-  275,000.00                               45                   11,797,720                          1.27
275,000.01-  300,000.00                               36                   10,355,921                          1.12
300,000.01-  325,000.00                               16                    5,026,455                          0.54
325,000.01-  350,000.00                                7                    2,378,541                          0.26
350,000.01-  375,000.00                                4                    1,445,961                          0.16
375,000.01-  400,000.00                                6                    2,354,389                          0.25
400,000.01-  425,000.00                                2                      816,526                          0.09
425,000.01-  450,000.00                                1                      449,480                          0.05
                                                       =                      =======                          ====
                         Total                    13,581                 $926,542,627                       100.00%


                                   Types of Mortgaged Properties-Fixed Rate Pool

                                                  Number of              Aggregate Loan              % of Aggregate
Property Types                            Home Equity Loans                     Balance                Loan Balance
--------------                            -----------------                     -------                ------------
Single Family Detached                               11,809                $803,217,374                      86.69%
Single Family Attached                                  352                  18,503,880                        2.00
Two to Four Family Residence                            760                  59,472,741                        6.42
Manufactured Housing                                    392                  21,198,836                        2.29
Planned Unit Development                                139                  15,172,540                        1.64
Condominium                                             103                   6,530,035                        0.70
Mixed Use                                                26                   2,447,220                        0.26
                                                         ==                   =========                        ====
                              Total                  13,581                $926,542,627                     100.00%


[LOGO] Merrill Lynch                  37
-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-2
-------------------------------------------------------------------------------
                            Computational Materials

                               Distribution of Months of Seasoning - Fixed Rate Pool

Range of
Months of                                         Number of             Aggregate Loan               % of Aggregate
Seasoning                                 Home Equity Loans                    Balance                 Loan Balance
---------                                 -----------------                    -------                 ------------
0-1                                                   5,610               $377,441,530                       40.74%
2-12                                                  7,956                548,167,685                        59.16
13+                                                      15                    933,412                         0.10
                                                         ==                    =======                         ====
                              Total                  13,581               $926,542,627                      100.00%


                           Distribution of Remaining Terms to Maturity - Fixed Rate Pool

Range of
Months Remaining                                 Number of              Aggregate Loan               % of Aggregate
to Maturity                              Home Equity Loans                     Balance                 Loan Balance
-----------                              -----------------                     -------                 ------------
0-60                                                    51                  $1,122,212                        0.12%
61-120                                                 478                  15,548,592                         1.68
121-180                                              7,820                 515,304,891                        55.62
181-240                                              1,960                 118,741,691                        12.82
241-300                                                224                  16,036,674                         1.73
301-360                                              3,048                 259,788,569                        28.04
                                                     =====                 ===========                        =====
                            Total                   13,581                $926,542,627                      100.00%



                                        Occupancy Status - Fixed Rate Pool

Occupancy                                        Number of             Aggregate Loan                % of Aggregate
Status                                   Home Equity Loans                    Balance                  Loan Balance
------                                   -----------------                    -------                  ------------
Investor Owned                                         835                $43,277,218                         4.67%
Owner Occupied                                      12,746                883,265,409                         95.33
                                                    ======                ===========                         =====
                           Total                    13,581               $926,542,627                       100.00%

[LOGO] Merrill Lynch                  38
-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-2
-------------------------------------------------------------------------------
                            Computational Materials

                           Distribution of Original Months to Maturity - Fixed Rate Pool

Range of Original                                Number of             Aggregate Loan      % of Aggregate
Terms to Maturity                        Home Equity Loans                    Balance        Loan Balance
-----------------                        -----------------                    -------        ------------
0-60                                                    51                 $1,122,212               0.12%
61-120                                                 478                 15,548,592                1.68
121-180                                              7,820                515,304,891               55.62
181-240                                              1,960                118,741,691               12.82
241-300                                                224                 16,036,674                1.73
301-360                                              3,048                259,788,569               28.04
                                                     =====                ===========               =====
                           Total                    13,581               $926,542,627             100.00%


                                         Days Delinquent - Fixed Rate Pool

Range of                                         Number of              Aggregate Loan      % of Aggregate
Days Delinquent                          Home Equity Loans                     Balance        Loan Balance
---------------                          -----------------                     -------        ------------
0-29                                                13,419                $915,818,330               98.84
30-59                                                  151                   9,816,373                1.06
60-89                                                   11                     907,925                0.10
                                                        ==                     =======                ====
                           Total                    13,581                $926,542,627             100.00%


[LOGO] Merrill Lynch                   39
-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-2
-------------------------------------------------------------------------------
                            Computational Materials

                                        Junior Lien Ratio - Fixed Rate Pool

Range of                                         Number of              Aggregate Loan      % of Aggregate
Junior Lien Ratio                        Home Equity Loans                     Balance        Loan Balance
-----------------                        -----------------                     -------        ------------
<        0.01%                                      12,401                $885,445,606               95.56%
5.01-   10.00                                           15                     199,002                0.02
10.01-  15.00                                           71                   1,415,096                0.15
15.01-  20.00                                          213                   5,094,581                0.55
20.01-  25.00                                          196                   5,613,544                0.61
25.01-  30.00                                          174                   5,405,691                0.58
30.01-  35.00                                          132                   5,140,195                0.55
35.01-  40.00                                          108                   4,513,109                0.49
40.01-  45.00                                           68                   3,115,616                0.34
45.01-  50.00                                           52                   2,318,278                0.25
50.01-  55.00                                           43                   2,079,431                0.22
55.01-  60.00                                           29                   1,690,002                0.18
60.01-  65.00                                           19                   1,006,164                0.11
65.01-  70.00                                           17                     907,180                0.10
70.01-  75.00                                            9                     468,505                0.05
75.01-  80.00                                           11                     612,791                0.07
80.01-  85.00                                           13                     692,300                0.07
85.01-  90.00                                            7                     369,759                0.04
90.01-  95.00                                            3                     455,780                0.05
                                                         =                     =======                ====
                           Total                    13,581                $926,542,627             100.00%

                                       Debt to Income Ratio - Fixed Rate Pool

Range of Debt                                    Number of              Aggregate Loan      % of Aggregate
to Income Ratio                          Home Equity Loans                     Balance        Loan Balance
---------------                          -----------------                     -------        ------------
0.01-  5.00%                                            12                    $916,553               0.10%
5.01-10.00                                              67                   2,868,013                0.31
10.01- 15.00                                           285                  12,271,882                1.32
15.01-  20.00                                          621                  31,679,293                3.42
20.01-  25.00                                        1,056                  58,274,625                6.29
25.01-  30.00                                        1,464                  89,441,032                9.65
30.01-  35.00                                        1,777                 111,674,240               12.05
35.01-  40.00                                        2,220                 152,281,466               16.44
40.01-  45.00                                        2,712                 200,243,064               21.61
45.01-  50.00                                        2,959                 230,402,119               24.87
50.01-  55.00                                          395                  35,433,175                3.82
55.01-  60.00                                           10                     851,899                0.09
60.01-  65.00                                            3                     205,267                0.02
                                                         =                     =======                ====
                           Total                    13,581                $926,542,627             100.00%


[LOGO] Merrill Lynch                  40
-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-2
-------------------------------------------------------------------------------
                            Computational Materials

                                  Types of Mortgaged Properties - Fixed Rate Pool

                                                 Number of              Aggregate Loan      % of Aggregate
Product Type                             Home Equity Loans                     Balance        Loan Balance
------------                             -----------------                     -------        ------------
Balloon 20/15                                            2                    $209,633               0.02%
Balloon 30/15                                        5,495                 410,696,239               44.33
Balloon 30/7                                             1                      34,000                0.00
Fixed                                                8,083                 515,602,755               55.65
                                                     =====                 ===========               =====
                           Total                    13,581                $926,542,627             100.00%


                                          Lien Position - Fixed Rate Pool

                                                Number of              Aggregate Loan       % of Aggregate
Lien Position                           Home Equity Loans                     Balance         Loan Balance
-------------                           -----------------                     -------         ------------
1st Lien                                           12,401                $885,445,606               95.56%
2nd Lien                                            1,180                  41,097,022                 4.44
                                                    =====                  ==========                 ====
                          Total                    13,581                $926,542,627              100.00%


                                           Balloon Flag - Fixed Rate Pool

                                                Number of              Aggregate Loan       % of Aggregate
Balloon                                 Home Equity Loans                     Balance         Loan Balance
-------                                 -----------------                     -------         ------------
Non-Balloon                                         8,083                $515,602,755               55.65%
Ballon                                              5,498                 410,939,872                44.35
                                                    =====                 ===========                =====
                          Total                    13,581                $926,542,627              100.00%


                                           Loan Purpose - Fixed Rate Pool

                                                Number of              Aggregate Loan       % of Aggregate
Loan Purpose                            Home Equity Loans                     Balance         Loan Balance
------------                            -----------------                     -------         ------------
DC & HI Combo                                           2                    $156,179                0.02%
Debt Consolidation                                  9,132                 619,917,980                66.91
Home Improvement                                      298                  18,634,454                 2.01
Purchase                                              957                  72,940,358                 7.87
Other                                               3,192                 214,893,656                23.19
                                                    =====                 ===========                =====
                          Total                    13,581                $926,542,627              100.00%


[LOGO] Merrill Lynch                   41
-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-2
-------------------------------------------------------------------------------
                            Computational Materials

                                       Documentation Level - Fixed Rate Pool

Documentation                                   Number of              Aggregate Loan       % of Aggregate
Level                                   Home Equity Loans                     Balance         Loan Balance
-----                                   -----------------                     -------         ------------
Full Documentation                                      0                $831,199,016                   0%
Limited Documentation                                 735                  61,561,895                 6.64
No Documentation                                      469                  33,781,716                 3.65
                                                      ===                  ==========                 ====
                          Total                    13,581                $926,542,627              100.00%


                                          Credit Rating - Fixed Rate Pool

                                                Number of              Aggregate Loan       % of Aggregate
Credit Rating                           Home Equity Loans                     Balance         Loan Balance
-------------                           -----------------                     -------         ------------
A                                                   8,031                $602,464,086               65.02%
B                                                   3,091                 195,405,659                21.09
C                                                   1,975                 109,079,956                11.77
D                                                     484                  19,592,927                 2.11
                                                      ===                  ==========                 ====
                          Total                    13,581                $926,542,627              100.00%


[LOGO] Merrill Lynch                   42
-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-2
-------------------------------------------------------------------------------
                            Computational Materials

                      Geographic Distribution of Mortgaged Properties - Adjustable Rate Pool 1

                                               Number of                      Aggregate               % of Aggregate
State                                  Home Equity Loans                   Loan Balance                 Loan Balance
-----                                  -----------------                   ------------                 ------------
Arizona                                               63                    $5,637,077                         4.05%
Arkansas                                               1                        84,000                          0.06
California                                           179                    29,760,870                         21.37
Colorado                                              62                     7,187,371                          5.16
Connecticut                                            3                       438,815                          0.32
District of Columbiua                                  2                       397,679                          0.29
Florida                                              108                    10,915,808                          7.84
Georgia                                               55                     5,990,774                          4.30
Hawaii                                                 5                     1,193,085                          0.86
Idaho                                                  7                       601,609                          0.43
Illinois                                              52                     6,630,260                          4.76
Indiana                                               25                     1,936,816                          1.39
Iowa                                                   3                       141,866                          0.10
Kansas                                                11                       851,610                          0.61
Kentucky                                               8                       654,923                          0.47
Louisiana                                              9                       884,675                          0.64
Maryland                                              23                     2,503,104                          1.80
Massachusettes                                        25                     3,377,414                          2.43
Michigan                                             166                    15,932,303                         11.44
Minnesota                                             18                     1,896,014                          1.36
Missouri                                              32                     2,448,588                          1.76
Montana                                                6                       584,659                          0.42


[LOGO] Merrill Lynch                  43
-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-2
-------------------------------------------------------------------------------
                            Computational Materials

                Geographic Distribution of Mortgaged Properties (Continued) - Adjustable Rate Pool 1

                                               Number of                      Aggregate               % of Aggregate
State                                  Home Equity Loans                   Loan Balance                 Loan Balance
-----                                  -----------------                   ------------                 ------------
Nebraska                                               4                      $207,108                         0.15%
Nevada                                                11                     1,478,812                          1.06
New Hampshire                                          4                       419,279                          0.30
New Jersey                                             6                       740,752                          0.53
New Mexico                                            22                     2,335,819                          1.68
New York                                               4                       359,397                          0.26
North Carolina                                         5                       378,223                          0.27
Ohio                                                  50                     4,509,737                          3.24
Oklahoma                                              12                       967,747                          0.70
Oregon                                                29                     3,211,532                          2.31
Pennsylvania                                          55                     5,082,608                          3.65
Rhode Island                                           4                       493,866                          0.35
South Dakota                                           2                        71,991                          0.05
Tennessee                                              2                       141,400                          0.10
Texas                                                 32                     3,662,809                          2.63
Utah                                                  71                     8,577,631                          6.16
Virginia                                               6                       930,093                          0.67
Washington                                            35                     4,543,145                          3.26
West Virginia                                          2                        57,650                          0.04
Wisconsin                                             10                     1,024,702                          0.74
                                                      ==                     =========                          ====
                        Total                      1,229                   $139,243,616                      100.00%


[LOGO] Merrill Lynch                    44
-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-2
-------------------------------------------------------------------------------
                            Computational Materials

                                  Range of Original LTV's- Adjustable Rate Pool 1

Range of                                         Number of              Aggregate Loan                % of Aggregate
Original LTV's                           Home Equity Loans                     Balance                  Loan Balance
--------------                           -----------------                     -------                  ------------
15.01-  20.00%                                           1                    $150,000                         0.11%
25.01-  30.00                                            1                      74,937                          0.05
30.01-  35.00                                            1                      90,000                          0.06
35.01-  40.00                                            3                     150,422                          0.11
40.01-  45.00                                            4                     238,945                          0.17
45.01-  50.00                                           14                   1,019,916                          0.73
50.01-  55.00                                           10                   1,219,818                          0.88
55.01-  60.00                                           25                   2,270,098                          1.63
60.01-  65.00                                           35                   3,218,054                          2.31
65.01-  70.00                                           88                   8,182,527                          5.88
70.01-  75.00                                          152                  15,148,296                         10.88
75.01-  80.00                                          327                  36,788,202                         26.42
80.01-  85.00                                          274                  33,170,949                         23.82
85.01-  90.00                                          291                  37,167,232                         26.69
90.01-  95.00                                            3                     354,220                          0.25
                                                         =                     =======                          ====
                        Total                        1,229                $139,243,616                       100.00%


                         Statistical Calculation Date Coupon Rates - Adjustable Rate Pool 1

Range of                                             Number of              Aggregate Loan             % of Aggregate
Current Coupon Rates                         Home Equity Loans                     Balance               Loan Balance
--------------------                         -----------------                     -------               ------------
7.01-   8.00%                                               15                  $2,753,152                      1.98%
8.01-   9.00                                               126                  18,364,197                      13.19
9.01-  10.00                                               433                  52,743,257                      37.88
10.01- 11.00                                               472                  50,464,279                      36.24
11.01- 12.00                                               147                  12,870,380                       9.24
12.01- 13.00                                                24                   1,436,948                       1.03
13.01- 14.00                                                 9                     473,697                       0.34
14.01- 15.00                                                 3                     137,706                       0.10
                                                             =                     =======                       ====
                         Total                           1,229                $139,243,616                    100.00%


[LOGO] Merrill Lynch                   45
-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-2
-------------------------------------------------------------------------------
                            Computational Materials

                         Statistical Calculation Date Loan Balances - Adjustable Rate Pool 1

Range of                                             Number of                Aggregate Loan           % of Aggregate
Loan Balances ($)                            Home Equity Loans                       Balance             Loan Balance
-----------------                            -----------------                       -------             ------------
0.01-   25,000.00                                           10                      $204,251                    0.15%
25,000.01-   50,000.00                                     159                     6,382,554                     4.58
50,000.01-   75,000.00                                     217                    13,799,927                     9.91
75,000.01-  100,000.00                                     187                    16,464,294                    11.82
100,000.01-  125,000.00                                    246                    27,451,185                    19.71
125,000.01-  150,000.00                                    157                    21,568,903                    15.49
150,000.01-  175,000.00                                     85                    13,588,642                     9.76
175,000.01-  200,000.00                                     60                    11,177,098                     8.03
200,000.01-  225,000.00                                     34                     7,278,957                     5.23
225,000.01-  250,000.00                                     25                     5,922,983                     4.25
250,000.01-  275,000.00                                     11                     2,892,677                     2.08
275,000.01-  300,000.00                                     11                     3,173,986                     2.28
300,000.01-  325,000.00                                     10                     3,118,744                     2.24
325,000.01-  350,000.00                                      8                     2,714,012                     1.95
350,000.01-  375,000.00                                      3                     1,077,700                     0.77
375,000.01-  400,000.00                                      3                     1,176,424                     0.84
400,000.01-  425,000.00                                      2                       821,280                     0.59
425,000.01-  450,000.00                                      1                       430,000                     0.31
                                                             =                       =======                     ====
                         Total                           1,229                  $139,243,616                  100.00%


                               Types of Mortgaged Properties - Adjustable Rate Pool 1

Property                                              Number of                Aggregate Loan          % of Aggregate
Types                                         Home Equity Loans                       Balance            Loan Balance
-----                                         -----------------                       -------            ------------
Single Family Detached                                    1,046                  $120,289,309                  86.39%
Single Family Attached                                       17                     1,302,982                    0.94
Planned Unit Development                                     56                     7,537,944                    5.41
Two to Four Family Residence                                 49                     5,120,969                    3.68
Manufactured Housing                                         38                     3,082,535                    2.21
Condominium                                                  22                     1,869,875                    1.34
Mixed Use                                                     1                        40,000                    0.03
                                                              =                        ======                    ====
                                Total                     1,229                  $139,243,616                 100.00%


[LOGO] Merrill Lynch                   46
-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-2
-------------------------------------------------------------------------------
                            Computational Materials

                            Distribution of Months of Seasoning - Adjustable Rate Pool 1

Range of
Months of                                       Number of                    Aggregate Loan            % of Aggregate
Seasoning                               Home Equity Loans                           Balance              Loan Balance
---------                               -----------------                           -------              ------------
0-1                                                   725                       $72,369,331                    51.97%
2-12                                                  504                        66,874,284                     48.03
                                                      ===                        ==========                     =====
                        Total                       1,229                      $139,243,616                   100.00%


                        Distribution of Remaining Terms to Maturity - Adjustable Rate Pool 1

Range of
Months Remaining                                    Number of                 Aggregate Loan           % of Aggregate
to Maturity                                 Home Equity Loans                        Balance             Loan Balance
-----------                                 -----------------                        -------             ------------
121-        180                                             2                       $132,609                    0.10%
181-        240                                             1                        184,000                     0.13
301-        360                                         1,226                    138,927,006                    99.77
                                                        =====                    ===========                    =====
                        Total                           1,229                   $139,243,616                  100.00%


                                      Occupancy Status - Adjustable Rate Pool 1

Occupancy                                             Number of               Aggregate Loan           % of Aggregate
Status                                        Home Equity Loans                      Balance             Loan Balance
------                                        -----------------                      -------             ------------
Investor Owned                                               53                   $4,398,054                    3.16%
Owner Occupied                                            1,176                  134,845,561                    96.84
                                                          =====                  ===========                    =====
                        Total                             1,229                 $139,243,616                  100.00%


[LOGO] Merrill Lynch                  47
-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-2
-------------------------------------------------------------------------------
                            Computational Materials

                                  Distribution of Margins - Adjustable Rate Pool 1

Range                                                  Number of              Aggregate Loan           % of Aggregate
of Margins                                     Home Equity Loans                     Balance             Loan Balance
-----------                                    -----------------                     -------             ------------
3.01-  4.00%                                                   7                  $1,085,306                    0.78%
4.01-  5.00                                                   79                  11,011,872                     7.91
5.01-  6.00                                                  464                  54,661,575                    39.26
6.01-  7.00                                                  493                  54,646,641                    39.25
7.01-  8.00                                                  153                  15,151,644                    10.88
8.01-  9.00                                                   27                   2,111,309                     1.52
9.01- 10.00                                                    5                     506,520                     0.36
10.01- 11.00                                                   1                      68,750                     0.05
                                                               =                      ======                     ====
                         Total                             1,229                $139,243,616                  100.00%


                           Distribution of Maximum Coupon Rates - Adjustable Rate Pool 1

Range of                                              Number of            Aggregate Loan             % of Aggregate
Maximum Rates                                 Home Equity Loans                   Balance               Loan Balance
-------------                                 -----------------                   -------               ------------
13.01-      14.00%                                            9                $1,460,179                      1.05%
14.01-      15.00                                            90                13,919,717                      10.00
15.01-      16.00                                           389                47,914,640                      34.41
16.01-      17.00                                           479                51,598,438                      37.06
17.01-      18.00                                           202                20,232,126                      14.53
18.01-      19.00                                            38                 2,965,782                       2.13
19.01-      20.00                                            16                   892,036                       0.64
20.01-      21.00                                             5                   234,197                       0.17
21.01-      22.00                                             1                    26,500                       0.02
                                                              =                    ======                       ====
                         Total                            1,229              $139,243,616                     100.00


[LOGO] Merrill Lynch                   48
-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-2
-------------------------------------------------------------------------------
                            Computational Materials

                                      Next Rate Change - Adjustable Rate Pool 1

Month of Next Coupon                                  Number of            Aggregate Loan              % of Aggregate
Rate Change                                   Home Equity Loans                   Balance                Loan Balance
-----------                                   -----------------                   -------                ------------
March, 2000                                                   7                  $938,999                       0.67%
April , 2000                                                358                53,529,376                       38.44
May, 2000                                                   453                42,964,655                       30.86
June, 2000                                                    6                   608,092                        0.44
July, 2000                                                    1                    35,866                        0.03
September, 2000                                               1                    29,956                        0.02
October, 2000                                                 1                    86,215                        0.06
November, 2000                                                1                    76,382                        0.05
December, 2000                                                1                    49,899                        0.04
January, 2001                                                 5                 1,073,747                        0.77
February, 2001                                                9                   934,155                        0.67
March, 2001                                                  86                 8,401,932                        6.03
April, 2001                                                 177                18,503,065                       13.29
May, 2001                                                   121                11,732,277                        8.43
June, 2001                                                    2                   279,000                        0.20
                                                              =                   =======                        ====
                         Total                            1,229              $139,243,616                     100.00%


                        Distribution of Remaining Terms to Maturity - Adjustable Rate Pool 1

Range of Original                                    Number of             Aggregate Loan              % of Aggregate
Terms to Maturity                            Home Equity Loans                    Balance                Loan Balance
-----------------                            -----------------                    -------                ------------
121-180                                                      2                   $132,609                       0.10%
181-240                                                      1                    184,000                        0.13
301-360                                                  1,226                138,927,006                       99.77
                                                         =====                ===========                       =====
                         Total                           1,229               $139,243,616                     100.00%


                                      Days Delinquent - Adjustable Rate Pool 1

Range of                                            Number of                Aggregate Loan            % of Aggregate
Days Delinquent                             Home Equity Loans                       Balance              Loan Balance
---------------                             -----------------                       -------              ------------
0-29                                                    1,221                  $138,437,097                    99.42%
30-59                                                       8                       806,519                      0.58
                                                            =                       =======                      ====
Total                                                   1,229                  $139,243,616                   100.00%


[LOGO] Merrill Lynch                  49
-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-2
-------------------------------------------------------------------------------
                            Computational Materials

                                   Debt to Income Ratio - Adjustable Rate Pool 1

Range of                                            Number of                 Aggregate Loan          % of Aggregate
Debt to Income Ratio                        Home Equity Loans                        Balance            Loan Balance
--------------------                        -----------------                        -------            ------------
 5.01-  10.00%                                              4                       $521,105                   0.37%
10.01-  15.00                                              15                      1,737,453                    1.25
15.01-  20.00                                              39                      3,174,403                    2.28
20.01-  25.00                                              75                      6,610,685                    4.75
25.01-  30.00                                             109                      9,683,776                    6.95
30.01-  35.00                                             148                     15,908,896                   11.43
35.01-  40.00                                             175                     19,458,578                   13.97
40.01-  45.00                                             275                     32,992,590                   23.69
45.01-  50.00                                             312                     38,650,895                   27.76
50.01-  55.00                                              72                      9,884,300                    7.10
55.01-  60.00                                               4                        405,016                    0.29
60.01-  65.00                                               1                        215,919                    0.16
                                                            =                        =======                    ====
                         Total                          1,229                   $139,243,616                 100.00%


                                       Product Type - Adjustable Rate Pool 1

                                                    Number of                 Aggregate Loan          % of Aggregate
Product Type                                Home Equity Loans                        Balance            Loan Balance
------------                                -----------------                        -------            ------------
2/28 ARMs                                                 824                    $98,041,122                  70.41%
3/27 ARMs                                                 405                     41,202,494                   29.59
                                                          ===                     ==========                   =====
                         Total                          1,229                   $139,243,616                 100.00%


                                       Loan Purpose - Adjustable Rate Pool 1

                                                    Number of                   Aggregate Loan        % of Aggregate
Loan Purpose                                Home Equity Loans                          Balance          Loan Balance
------------                                -----------------                          -------          ------------
Debt Consolidation                                        519                      $60,027,127                43.11%
Home Improvement                                           33                        3,723,785                  2.67
Purchase                                                  379                       40,990,357                 29.44
Other                                                     298                       34,502,347                 24.78
                                                          ===                       ==========                 =====
                         Total                          1,229                     $139,243,616               100.00%


[LOGO] Merrill Lynch                   50
-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-2
-------------------------------------------------------------------------------
                            Computational Materials

                                    Documentation Level - Adjustable Rate Pool 1

Documentation                                       Number of               Aggregate Loan            % of Aggregate
Level                                       Home Equity Loans                      Balance              Loan Balance
-----                                       -----------------                      -------              ------------
Full Documentation                                      1,064                 $118,162,530                    84.86%
Limited Documentation                                      75                    9,688,258                      6.96
No Documentation                                           90                   11,392,827                      8.18
                                                           ==                   ==========                      ====
                         Total                          1,229                 $139,243,616                   100.00%


                                       Credit Grade - Adjustable Rate Pool 1

                                                   Number of                 Aggregate Loan          % of Aggregate
Credit Rating                              Home Equity Loans                        Balance            Loan Balance
-------------                              -----------------                        -------            ------------
A                                                        700                    $86,650,069                  62.23%
B                                                        316                     33,580,046                   24.12
C                                                        189                     17,208,042                   12.36
D                                                         24                      1,805,459                    1.30
                                                          ==                      =========                    ====
                         Total                         1,229                   $139,243,616                 100.00%



                                        Index Type - Adjustable Rate Pool 1

                                                  Number of                   Aggregate Loan         % of Aggregate
Index Type                                Home Equity Loans                          Balance           Loan Balance
----------                                -----------------                          -------           ------------
6mo LIBOR                                             1,229                     $139,243,616                100.00%

                         Total                        1,229                     $139,243,616                100.00%


                                   Initial Periodic Cap - Adjustable Rate Pool 1

Initial                                           Number of                   Aggregate Loan         % of Aggregate
Periodic Cap                              Home Equity Loans                          Balance           Loan Balance
------------                              -----------------                          -------           ------------
1.000%                                                    8                       $1,016,872                  0.73%
1.500                                                    87                       10,769,622                   7.73
2.000                                                     1                          103,000                   0.07
3.000                                                 1,073                      121,467,429                  87.23
6.000                                                    60                        5,886,693                   4.23
                                                         ==                        =========                   ====
                         Total                        1,229                     $139,243,616                100.00%


[LOGO] Merrill Lynch                  51
-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-2
-------------------------------------------------------------------------------
                            Computational Materials

                                    Periodic Rate Cap - Adjustable Rate Pool 1

                                                  Number of                    Aggregate Loan        % of Aggregate
Periodic Rate Cap                         Home Equity Loans                           Balance          Loan Balance
-----------------                         -----------------                           -------          ------------
1.000%                                                1,135                      $127,517,496                91.58%
1.500                                                    89                        11,181,051                  8.03
2.000                                                     1                           160,124                  0.11
3.000                                                     4                           384,945                  0.28
                                                          =                           =======                  ====
                         Total                        1,229                      $139,243,616               100.00%


                           Distribution of Minimum Coupon Rates - Adjustable Rate Pool 1

Range of                                     Number of                      Aggregate Loan           % of Aggregate
Minimum Rates                        Home Equity Loans                             Balance             Loan Balance
-------------                        -----------------                             -------             ------------
 6.01-  7.00%                                        1                             $56,000                    0.04%
 7.01-  8.00                                        16                           2,880,591                     2.07
 8.01-  9.00                                       126                          18,364,197                    13.19
 9.01- 10.00                                       432                          52,615,819                    37.79
10.01- 11.00                                       472                          50,464,279                    36.24
11.01- 12.00                                       146                          12,814,380                     9.20
12.01- 13.00                                        24                           1,436,948                     1.03
13.01- 14.00                                         9                             473,697                     0.34
14.01- 15.00                                         3                             137,706                     0.10
                                                     =                             =======                     ====
                 Total                           1,229                        $139,243,616                  100.00%


[LOGO] Merrill Lynch                  52
-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-2
-------------------------------------------------------------------------------
                            Computational Materials

-------------------------------------------------------------------------------
                          GROUP II HOME EQUITY LOANS
-------------------------------------------------------------------------------
   Geographic Distribution of Mortgaged Properties - Adjustable Rate Pool 2

                             Number of           Aggregate     % of Aggregate
State                Home Equity Loans        Loan Balance       Loan Balance
-----                -----------------        ------------       ------------
Arizona                             57          $4,887,535              3.51%
Arkansas                             4             574,283               0.41
California                         117          15,873,671              11.39
Colorado                            29           2,707,707               1.94
Connecticut                         15           1,394,009               1.00
Delaware                             2             212,340               0.15
Florida                             86           6,263,821               4.49
Georgia                             42           3,851,775               2.76
Idaho                               16           1,384,769               0.99
Illinois                            95           9,087,986               6.52
Indiana                             62           3,574,265               2.56
Iowa                                 3             155,590               0.11
Kansas                              14             904,629               0.65
Kentucky                            21           1,237,304               0.89
Louisiana                            4             279,853               0.20
Maryland                            25           2,127,900               1.53
Massachussetts                      10           1,244,939               0.89
Michigan                           475          34,409,377              24.69
Minnesota                           23           1,800,696               1.29
Mississippi                         12             586,016               0.42
Missouri                            45           2,630,700               1.89
Montana                              6             579,805               0.42


[LOGO] Merrill Lynch                  53
-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-2
-------------------------------------------------------------------------------
                            Computational Materials

        Geographic Distribution of Mortgaged Properties (continued) -
                            Adjustable Rate Pool 2

                              Number of            Aggregate     % of Aggregate
State                 Home Equity Loans         Loan Balance       Loan Balance
-----                 -----------------         ------------       ------------
Nebraska                               1             $68,808              0.05%
Nevada                                10             809,287               0.58
New Hampshire                          5             616,336               0.44
New Jersey                             7             901,165               0.65
New Mexico                            18           1,447,651               1.04
New York                              16           1,860,087               1.33
North Carolina                        31           2,541,218               1.82
North Dakota                           1              71,965               0.05
Ohio                                 120           7,951,971               5.71
Oklahoma                              14             979,279               0.70
Oregon                                 8             761,545               0.55
Pennsylvania                          57           4,188,705               3.01
Rhode Island                           1              86,200               0.06
South Carolina                         9             770,912               0.55
South Dakota                           2             103,135               0.07
Tennessee                             14           1,440,340               1.03
Texas                                 75           7,205,739               5.17
Utah                                  45           4,543,149               3.26
Virginia                              10             663,340               0.48
Washington                            37           4,159,619               2.98
West Virginia                          4             224,462               0.16
Wisconsin                             30           2,076,376               1.49
Wyoming                                2             142,879               0.10
                                       =             =======               ====
          Total                    1,680        $139,383,141            100.00%


[LOGO] Merrill Lynch                  54
-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-2
-------------------------------------------------------------------------------
                            Computational Materials

                               Original Loan-to-Value Ratios - Adjustable Rate Pool 2

Range of                                          Number of             Aggregate Loan                % of Aggregate
Original LTV's                            Home Equity Loans                    Balance                  Loan Balance
--------------                            -----------------                    -------                  ------------
15.01-  20.00%                                            3                   $136,365                         0.10%
20.01-  25.00                                             3                    127,031                          0.09
25.01-  30.00                                             1                     25,989                          0.02
30.01-  35.00                                             7                    268,282                          0.19
35.01-  40.00                                            10                    537,261                          0.39
40.01-  45.00                                            10                    566,652                          0.41
45.01-  50.00                                            25                  1,274,582                          0.91
50.01-  55.00                                            13                    804,650                          0.58
55.01-  60.00                                            47                  2,295,535                          1.65
60.01-  65.00                                            70                  5,208,841                          3.74
65.01-  70.00                                           135                  9,155,881                          6.57
70.01-  75.00                                           216                 17,584,586                         12.62
75.01-  80.00                                           449                 36,016,840                         25.84
80.01-  85.00                                           339                 29,885,181                         21.44
85.01-  90.00                                           348                 35,119,151                         25.20
90.01-  95.00                                             4                    376,315                          0.27
                                                          =                    =======                          ====
                          Total                       1,680               $139,383,141                       100.00%


                           Distribution of Minimum Coupon Rates - Adjustable Rate Pool 2

Range of                                          Number of             Aggregate Loan                % of Aggregate
Minimum Coupon Rates                      Home Equity Loans                    Balance                  Loan Balance
--------------------                      -----------------                    -------                  ------------
3.01- 4.00%                                               1                   $133,468                         0.10%
4.01- 5.00                                                1                     37,807                          0.03
6.01- 7.00                                                2                    171,942                          0.12
7.01- 8.00                                               37                  4,836,677                          3.47
8.01- 9.00                                              192                 20,321,152                         14.58
9.01- 10.00                                             497                 44,925,963                         32.23
10.01- 11.00                                            591                 46,169,876                         33.12
11.01- 12.00                                            259                 17,826,879                         12.79
12.01- 13.00                                             56                  3,329,050                          2.39
13.01- 14.00                                             31                  1,149,122                          0.82
14.01- 15.00                                             11                    431,957                          0.31
15.01- 16.00                                              2                     49,248                          0.04
                                                          =                     ======                          ====
                          Total                       1,680               $139,383,141                       100.00%


[LOGO] Merrill Lynch                  55
-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-2
-------------------------------------------------------------------------------
                            Computational Materials

                                              Statistical Calculation Date Loan Balances - Adjustable Rate Pool 2

Range of                                          Number of             Aggregate Loan                % of Aggregate
Loan Balances ($)                         Home Equity Loans                    Balance                  Loan Balance
-----------------                         -----------------                    -------                  ------------
      0.01-   25,000.00                                  51                 $1,030,510                         0.74%
 25,000.01-   50,000.00                                 361                 14,152,877                         10.15
 50,000.01-   75,000.00                                 512                 32,060,982                         23.00
 75,000.01-  100,000.00                                 371                 32,240,014                         23.13
100,000.01-  125,000.00                                 155                 17,299,443                         12.41
125,000.01-  150,000.00                                  82                 11,249,220                          8.07
150,000.01-  175,000.00                                  53                  8,498,694                          6.10
175,000.01-  200,000.00                                  32                  5,960,960                          4.28
200,000.01-  225,000.00                                  16                  3,409,976                          2.45
225,000.01-  250,000.00                                  12                  2,894,249                          2.08
250,000.01-  275,000.00                                  11                  2,873,892                          2.06
275,000.01-  300,000.00                                  11                  3,201,956                          2.30
300,000.01-  325,000.00                                   5                  1,567,833                          1.12
325,000.01-  350,000.00                                   2                    697,328                          0.50
350,000.01-  375,000.00                                   4                  1,445,482                          1.04
375,000.01-  400,000.00                                   1                    399,584                          0.29
400,000.01-  425,000.00                                   1                    400,143                          0.29
                                                          =                    =======                          ====
                          Total                       1,680               $139,383,141                       100.00%


                         Statistical Calculation Date Coupon Rates - Adjustable Rate Pool 2

Range of                                          Number of             Aggregate Loan                % of Aggregate
Coupon Rates                              Home Equity Loans                    Balance                  Loan Balance
------------                              -----------------                    -------                  ------------
 6.01-   7.00%                                            2                   $171,942                         0.12%
 7.01-   8.00                                            37                  4,836,677                          3.47
 8.01-   9.00                                           192                 20,321,152                         14.58
 9.01-  10.00                                           499                 45,097,238                         32.35
10.01-  11.00                                           591                 46,169,876                         33.12
11.01-  12.00                                           259                 17,826,879                         12.79
12.01-  13.00                                            56                  3,329,050                          2.39
13.01-  14.00                                            31                  1,149,122                          0.82
14.01-  15.00                                            11                    431,957                          0.31
15.01- 16.00                                              2                     49,248                          0.04
                                                          =                     ======                          ====
                          Total                       1,680               $139,383,141                       100.00%


[LOGO] Merrill Lynch                  56
-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-2
-------------------------------------------------------------------------------
                            Computational Materials

                                                        Types of Mortgaged Properties - Adjustable Rate Pool 2

                                                     Number of           Aggregate Loan               % of Aggregate
Property Types                               Home Equity Loans                  Balance                 Loan Balance
--------------                               -----------------                  -------                 ------------
Single Family Detached                                   1,456             $121,258,031                       87.00%
Single Family Attached                                      27                1,537,704                         1.10
Two to Four Family Residence                                83                6,929,689                         4.97
Planned Unit Development                                    37                4,022,091                         2.89
Manufactured Housing                                        51                3,639,822                         2.61
Condominium                                                 25                1,960,818                         1.41
Mixed Use                                                    1                   34,985                         0.03
                                                             =                   ======                         ====
                               Total                     1,680             $139,383,141                      100.00%


                            Distribution of Months of Seasoning - Adjustable Rate Pool 2

Range
Months of                                        Number of             Aggregate Loan                 % of Aggregate
Seasoning                                Home Equity Loans                    Balance                   Loan Balance
---------                                -----------------                    -------                   ------------
0-1                                                    208                $15,589,248                         11.18%
2-12                                                 1,472                123,793,893                          88.82
                                                     =====                ===========                          =====
                         Total                       1,680               $139,383,141                        100.00%


                        Distribution of Remaining Terms to Maturity - Adjustable Rate Pool 2

Range
Months Remaining                                 Number of             Aggregate Loan                 % of Aggregate
to Maturity                              Home Equity Loans                    Balance                   Loan Balance
-----------                              -----------------                    -------                   ------------
61- 120                                                  1                   $104,499                          0.07%
121- 180                                                 1                     34,787                           0.02
181- 240                                                 2                    153,085                           0.11
301- 360                                             1,676                139,090,770                          99.79
                                                     =====                ===========                          =====
                         Total                       1,680               $139,383,141                        100.00%



[LOGO] Merrill Lynch                  57
-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-2
-------------------------------------------------------------------------------
                            Computational Materials

                                     Occupancy Status - Adjustable Rate Pool 2

Occupancy                                        Number of             Aggregate Loan                 % of Aggregate
Status                                   Home Equity Loans                    Balance                   Loan Balance
------                                   -----------------                    -------                   ------------
Investor Owned                                         129                 $8,017,835                          5.75%
Owner Occupied                                       1,551                131,365,306                          94.25
                                                     =====                ===========                          =====
                         Total                       1,680               $139,383,141                        100.00%


                                  Distribution of Margins - Adjustable Rate Pool 2

Range                                            Number of            Aggregate Loan                  % of Aggregate
of Margins                               Home Equity Loans                   Balance                    Loan Balance
----------                               -----------------                   -------                    ------------
1.01-  2.00%                                             1                   $83,795                           0.06%
3.01-  4.00                                             12                 1,129,445                            0.81
4.01-  5.00                                            125                11,911,326                            8.55
5.01-  6.00                                            533                48,362,518                           34.70
6.01-  7.00                                            619                50,354,087                           36.13
7.01-  8.00                                            300                22,375,545                           16.05
8.01-  9.00                                             63                 4,256,814                            3.05
9.01- 10.00                                             22                   734,964                            0.53
10.01- 11.00                                             5                   174,647                            0.13
                                                         =                   =======                            ====
                         Total                       1,680              $139,383,141                         100.00%


                           Distribution of Maximum Coupon Rates - Adjustable Rate Pool 2

Range Of                                         Number of            Aggregate Loan                  % of Aggregate
Maximum Rates                            Home Equity Loans                   Balance                    Loan Balance
-------------                            -----------------                   -------                    ------------
 9.01-  10.00%                                           1                  $133,468                           0.10%
10.01-  11.00                                            2                   159,292                            0.11
12.01-  13.00                                            1                   102,000                            0.07
13.01-  14.00                                           22                 2,877,168                            2.06
14.01-  15.00                                          140                16,080,908                           11.54
15.01-  16.00                                          431                38,060,739                           27.31
16.01-  17.00                                          571                46,904,413                           33.65
17.01-  18.00                                          319                23,193,111                           16.64
18.01-  19.00                                          120                 8,349,083                            5.99
19.01-  20.00                                           45                 2,448,958                            1.76
20.01-  21.00                                           19                   803,470                            0.58
21.01-  22.00                                            7                   221,283                            0.16
22.01-  23.00                                            2                    49,248                            0.04
                                                         =                    ======                            ====
                         Total                       1,680              $139,383,141                         100.00%


[LOGO] Merrill Lynch                  58
-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-2
-------------------------------------------------------------------------------
                            Computational Materials

                                                         Next Rate Adjustment - Adjustable Rate Pool 2

Month of Next Coupon                             Number of              Aggregate Loan                % of Aggregate
Rate Change                              Home Equity Loans                     Balance                  Loan Balance
-----------                              -----------------                     -------                  ------------
June, 1998                                              10                    $931,313                         0.67%
July, 1998                                               6                     507,965                          0.36
August, 1998                                            21                   1,515,820                          1.09
September, 1998                                         97                   9,747,478                          6.99
October, 1998                                          130                  12,514,336                          8.98
November, 1998                                          39                   4,759,090                          3.41
August, 1999                                             2                     137,398                          0.10
October, 1999                                            5                     698,042                          0.50
November, 1999                                          14                     819,724                          0.59
December, 1999                                          20                   1,759,036                          1.26
January, 2000                                           47                   4,713,720                          3.38
February, 2000                                         129                  12,831,798                          9.21
March, 2000                                            558                  51,128,055                         36.68
April, 2000                                            601                  37,228,416                         26.71
May, 2000                                                1                      90,950                          0.07
                                                         =                      ======                          ====
                         Total                       1,680                $139,383,141                       100.00%


                                                Distribution of Original Terms to Maturity - Adjustable Rate Pool 2

Range of Original                                Number of              Aggregate Loan                % of Aggregate
Terms to Maturity                        Home Equity Loans                     Balance                  Loan Balance
-----------------                        -----------------                     -------                  ------------
 61-120                                                  1                    $104,499                         0.07%
121-180                                                  1                      34,787                          0.02
181-240                                                  2                     153,085                          0.11
301-360                                              1,676                 139,090,770                         99.79
                                                     =====                 ===========                         =====
                         Total                       1,680                $139,383,141                       100.00%


[LOGO] Merrill Lynch                  59
-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-2
-------------------------------------------------------------------------------
                            Computational Materials

                                                         Days Delinquent - Adjustable Rate Pool 2

Range of                                         Number of              Aggregate Loan                % of Aggregate
Days Delinquent                          Home Equity Loans                     Balance                  Loan Balance
---------------                          -----------------                     -------                  ------------
 0-29                                                1,636                $135,811,652                        97.44%
30-59                                                   41                   3,210,483                          2.30
60-89                                                    3                     361,005                          0.26
                                                         =                     =======                          ====
Total                                                1,680                $139,383,141                       100.00%
                         Total


                                                         Debt to Income Ratio - Adjustable Rate Pool 2

Range of                                         Number of              Aggregate Loan                % of Aggregate
Debt to Income Ratio                     Home Equity Loans                     Balance                  Loan Balance
--------------------                     -----------------                     -------                  ------------
0.01 -   5.00%                                           1                     $69,968                         0.05%
5.01 -  10.00                                            6                     367,616                          0.26
10.01 - 15.00                                           26                   1,645,220                          1.18
15.01-  20.00                                           64                   3,571,490                          2.56
20.01-  25.00                                          128                   8,074,258                          5.79
25.01-  30.00                                          150                  11,012,832                          7.90
30.01-  35.00                                          214                  16,015,668                         11.49
35.01-  40.00                                          287                  24,345,999                         17.47
40.01-  45.00                                          337                  30,846,383                         22.13
45.01-  50.00                                          369                  33,739,285                         24.21
50.01-  55.00                                           93                   9,094,897                          6.53
55.01-  60.00                                            2                     227,693                          0.16
60.01-  65.00                                            2                     219,945                          0.16
65.01-  70.00                                            1                     151,886                          0.11
                                                         =                     =======                          ====
                         Total                       1,680                $139,383,141                       100.00%


                                       Product Type - Adjustable Rate Pool 2

                                                 Number of              Aggregate Loan                % of Aggregate
Product Type                             Home Equity Loans                     Balance                  Loan Balance
------------                             -----------------                     -------                  ------------
2/28 ARMs                                            1,376                $109,267,688                        78.39%
2/28 CMTs                                                1                     139,450                          0.10
6 mo LIBOR ARMs                                        303                  29,976,003                         21.51
                                                       ===                  ==========                         =====
                         Total                       1,680                $139,383,141                       100.00%


[LOGO] Merrill Lynch                  60
-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-2
-------------------------------------------------------------------------------
                            Computational Materials

                                       Loan Purpose - Adjustable Rate Pool 2

                                                 Number of              Aggregate Loan                % of Aggregate
Loan Purpose                             Home Equity Loans                     Balance                  Loan Balance
------------                             -----------------                     -------                  ------------
Debt Consolidation                                     887                 $70,726,181                        50.74%
Home Improvement                                        14                   1,542,819                          1.11
Purchase                                               435                  37,583,568                         26.96
Other                                                  344                  29,530,573                         21.19
                                                       ===                  ==========                         =====
                         Total                       1,680                $139,383,141                       100.00%


                                    Documentation Level - Adjustable Rate Pool 2

Documentation                                    Number of              Aggregate Loan                % of Aggregate
Level                                    Home Equity Loans                     Balance                  Loan Balance
-----                                    -----------------                     -------                  ------------
Full Documentation                                   1,491                $121,798,135                        87.38%
Limited Documentation                                   86                   9,087,420                          6.52
No Documentaion                                        103                   8,497,586                          6.10
                                                       ===                   =========                          ====
                         Total                       1,680                $139,383,141                       100.00%



[LOGO] Merrill Lynch                  61
-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-2
-------------------------------------------------------------------------------
                            Computational Materials

                                       Credit Grade - Adjustable Rate Pool 2

                                                Number of               Aggregate Loan                % of Aggregate
Credit Rating                           Home Equity Loans                      Balance                  Loan Balance
-------------                           -----------------                      -------                  ------------
A                                                     927                  $87,353,121                        62.67%
B                                                     419                   30,764,835                         22.07
C                                                     285                   18,512,863                         13.28
D                                                      49                    2,752,322                          1.97
                                                       ==                    =========                          ====
                        Total                       1,680                 $139,383,141                       100.00%


                                        Index Type - Adjustable Rate Pool 2

                                                Number of               Aggregate Loan                % of Aggregate
Index Type                              Home Equity Loans                      Balance                  Loan Balance
----------                              -----------------                      -------                  ------------
1 Year CMT                                              1                     $139,450                         0.10%
6 mo LIBOR                                          1,679                  139,243,691                         99.90
                                                    =====                  ===========                         =====
                        Total                       1,680                 $139,383,141                       100.00%


                                   Initial Periodic Cap - Adjustable Rate Pool 2

Initial                                         Number of               Aggregate Loan                % of Aggregate
Periodic Cap                            Home Equity Loans                      Balance                  Loan Balance
------------                            -----------------                      -------                  ------------
1.000%                                                306                  $30,264,825                        21.71%
1.500                                                  40                    3,422,941                          2.46
2.000                                                   2                      212,174                          0.15
3.000                                               1,328                  105,049,086                         75.37
3.025                                                   1                       81,101                          0.06
6.000                                                   3                      353,015                          0.25
                                                        =                      =======                          ====
                        Total                       1,680                 $139,383,141                       100.00%


                                     Periodic Rate Cap - Adjustable Rate Pool 2

                                                Number of               Aggregate Loan                % of Aggregate
Periodic Rate Cap                       Home Equity Loans                      Balance                  Loan Balance
-----------------                       -----------------                      -------                  ------------
1.000%                                              1,626                 $134,701,476                        96.64%
1.500                                                  39                    3,346,988                          2.40
3.000                                                  15                    1,334,677                          0.96
                                                       ==                    =========                          ====
                        Total                       1,680                 $139,383,141                       100.00%


[LOGO] Merrill Lynch                  62
-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.